[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

Exhibit 10.20

EXECUTION VERSION

Amended and Restated Co-Development, Co-Promote and Profit Share Agreement

by and between

bluebird bio, Inc.

and

Celgene Corporation

and

Celgene European Investment Company LLC

March 26, 2018

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

1.	Definitions.2
2.	Overview.12
3.	Governance and Joint Governance Committee.13
4.	Development.15
5.	Commercialization.17
6.	Regulatory.20
7.	Manufacture and Supply.21
8.	Supporting Provisions for Development and Commercialization.23
9.	In-Licenses.24
10.	License Grants.27
11.	Payments and Royalties.31
12.	Ownership and Inventorship of IP.35
13.	Patent Prosecution and Maintenance.36
14.	Patent Enforcement and Defense.39
15.	Confidentiality.40
16.	Warranties; Limitations of Liability; Indemnification.40
17.	Term and Termination.46
18.	General Provisions.51

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List of Appendices

Appendix AAdditional Definitions

Appendix BApplicable New In-Licenses

Appendix CApplicable Pre-Existing In-Licenses

Appendix DTarget Antigen

Appendix ECo-Co In-Licenses

Appendix FProfit & Loss Share

Appendix GCertain Patents Within the Licensed IP as of the CCPS Agreement Effective Date

Appendix HBluebird Agreements

Appendix ICertain Manufacturing Definitions

Appendix JManufacturing and Supply Agreement Terms

Appendix KPartnership Tax Matters

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

Amended and Restated Co-Development, Co-Promote and Profit Share Agreement

This Amended and Restated Co-Development, Co-Promote and Profit Share Agreement (this “CCPS Agreement”), dated as of March 26, 2018 (the “CCPS Agreement Effective Date”), is made by and between bluebird bio, Inc., a Delaware corporation (“Bluebird”), and Celgene Corporation, a Delaware corporation (“Celgene Corp”), with respect to all rights and obligations under this CCPS Agreement in the United States (subject to Section 18.18), and Celgene European Investment Company LLC, a Delaware limited liability company, with respect to all rights and obligations under this CCPS Agreement outside of the United States (subject to Section 18.18) (“Celgene Europe” and together with Celgene Corp, “Celgene”).  Each of Bluebird and Celgene may be referred to herein as a “Party” or together as the “Parties.”

WHEREAS, Bluebird has developed and owns or has rights to certain Patents and technology relating to developing innovative gene therapies for genetic disorders;

WHEREAS, Celgene is a biopharmaceutical company focused on acquiring, Developing and Commercializing innovative anti-cancer agents; and

WHEREAS, Bluebird and Celgene Corp are parties to that certain Master Collaboration Agreement, dated as of March 19, 2013, pursuant to which such Parties entered into a global strategic collaboration to research, develop and commercialize therapeutic products in the Field (the “Original MCA”);

WHEREAS, the Parties entered into an Amended and Restated Collaboration Agreement, dated as of June 3, 2015 (as amended, restated and otherwise modified from time to time to date and currently in effect, the “Master Collaboration Agreement”), pursuant to which the Parties amended and restated the Original MCA in order to continue the research and development of the Product Candidates pursuant to the terms set forth therein;

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, Celgene has exercised its option to select a Product Candidate to be an Optioned Candidate by delivering to Bluebird a Celgene Option Notice and payment of the applicable Initial Option Fee (such Optioned Candidate, as defined more fully in Appendix A, the “Elected Candidate”), and such Parties executed the License Agreement with respect to the Elected Candidate (the “License Agreement”), with an effective date of February 16, 2016 (the “License Agreement Effective Date”);

WHEREAS, pursuant to Section 5.3 of the Master Collaboration Agreement, Bluebird has delivered a Bluebird Option Notice to co-promote and co-Develop the Optioned Candidate in the U.S.; and

WHEREAS, the Parties now wish to enter into an exclusive arrangement whereby Bluebird and Celgene will co-Develop Licensed Product and Commercialize Licensed Product in the U.S. as part of a profit share arrangement, and Celgene will have exclusive rights to Commercialize Licensed Product in the ROW, all on the terms and conditions set forth here.

WHEREAS, the Parties agree and acknowledge that this CCPS Agreement shall be treated as (i) the formation of a separate deemed partnership solely for U.S. federal (and, to the extent

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applicable, state) income tax purposes (but not for non-U.S. Tax or any other purposes) with respect to the co-Development and co-Commercialization of Licensed Product in the U.S. and (ii) a license with respect to the Commercialization of Licensed Product in the ROW.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Definitions.

The following terms and their correlatives will have the meanings set forth below.  Capitalized terms used, but not defined, herein will have the meanings ascribed to such terms in the Master Collaboration Agreement.

1.1“Applicable Bluebird In-Licenses” means the Applicable Pre-Existing In-Licenses, the Applicable New In-Licenses, and any Co-Co In-Licenses where Bluebird is a contracting party.

1.2“Applicable New In-Licenses” means all New In-Licenses of Bluebird or its Affiliates necessary or useful for the research, Development and/or Commercialization of Elected Candidate and Licensed Product that Celgene has elected to list on Appendix B as of the CCPS Agreement Effective Date, plus any other New In-License of Bluebird or its Affiliates that Celgene has elected to include as an Applicable New In-License pursuant to Section 10.7(b).

1.3“Applicable Pre-Existing In-Licenses” means all Pre-Existing In-Licenses necessary or useful for the research, Development and/or Commercialization of Elected Candidate and Licensed Product, and any extensions or expansions of the scope of such Pre-Existing In-Licenses, including those listed on Appendix C.

1.4“Biosimilar Product”  means, with respect to a Licensed Product in any country, any biosimilar product sold by a Third Party not authorized by or on behalf of Celgene, its Affiliates or Sublicensees, (a) that is a biosimilar biological product, as defined in 21 USC 379j-51 (or any successor or replacement thereof), a similar biological medicinal product, as defined in Annex I to Directive 2001/83/EC (or any successor or replacement thereof), or any similar biosimilar or generic product under the Laws of any country or jurisdiction, or (b) regarding which Regulatory Approval is obtained by referencing Regulatory Data of such Licensed Product.

1.5“Bluebird In-Licensed IP” means all Patents, Materials and Know-How in-licensed by Bluebird pursuant to Applicable Bluebird In-Licenses, including any extensions or expansions of the scope thereof.

1.6“Bluebird Licensed IP” means all (a) Patents, Materials and Know-How Controlled at any time by Bluebird or any of its Affiliates (including any applicable Collaboration IP and Bluebird Technology) other than pursuant to an Applicable Bluebird In-License and (b) Bluebird In-Licensed IP, in each case to the extent necessary or useful to Develop Elected Candidate and Develop and Commercialize Licensed Product.  [***].

1.7“Bluebird Regulatory Rights” means all Regulatory Data, Regulatory Filings and

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Regulatory Approvals for Elected Candidate and Licensed Product worldwide Controlled at any time by Bluebird or any of its Affiliates.

1.8“Bluebird Technology” means all of Bluebird’s Solely Owned IP and all of Bluebird’s right, title and interest in and to Joint IP.

1.9“Business Combination” means with respect to a Party, any of the following events: (a) any Third Party (or group of Third Parties acting in concert as a “group” within the meaning of Section 13(d) of the Exchange Act) acquires (including by way of a tender or exchange offer or issuance by such Party), directly or indirectly, beneficial ownership or a right to acquire beneficial ownership of shares of such Party representing fifty percent (50%) or more of the voting shares (where voting refers to being entitled to vote for the election of directors) then outstanding of such Party; (b) such Party consolidates with or merges into another corporation or entity which is a Third Party, or any corporation or entity which is a Third Party consolidates with or merges into such Party, in either event pursuant to a transaction in which more than fifty percent (50%) of the voting shares of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting shares of such Party immediately preceding such consolidation or merger; or (c) such Party sells, transfers, leases or otherwise disposes of all or substantially all of its assets to a Third Party.

1.10“Celgene Licensed IP” means (a) Celgene Licensed Product IP, and (b) Celgene Licensed Product In-Licensed IP.

1.11“Celgene Licensed Product In-License” means any Applicable Celgene In-License or other agreements between Celgene or any of its Affiliates and a Third Party entered into under Section 11.3(d), pursuant to which Celgene or any of its Affiliates in-licenses any Know-How, Materials or Patents that directly relate to or Cover the Elected Candidate and/or Licensed Product or its Manufacture or use.

1.12“Celgene Licensed Product In-Licensed IP” means any Patents, Materials and Know-How Controlled at any time during the CCPS Agreement Term by Celgene or any of its Affiliates pursuant to a Celgene Licensed Product In-License or Celgene Other In-License that directly relate to or Cover the Elected Candidate and/or Licensed Product or its Manufacture or use.

1.13“Celgene Licensed Product IP” means (a) Celgene Technology, (b) Collaboration IP solely owned by Celgene and Celgene’s interest in jointly owned Collaboration IP, and (c) Patents, Materials or Know-How (to the extent not included in subsection (a) or (b)) owned by Celgene or its Affiliates that are Controlled at any time during the CCPS Agreement Term by Celgene or any of its Affiliates, in each case that directly relate to or Cover the Elected Candidate and/or Licensed Product or its Manufacture or use.

1.14“Celgene Other In-License” means any agreement between Celgene or any of its Affiliates and a Third Party, other than Applicable Celgene In-Licenses and any Co-Co In-Licenses where Celgene is a contracting party, pursuant to which Celgene or any of its Affiliates in-licenses any Know-How, Materials or Patents that directly relate to or Cover the Elected

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

Candidate and/or Licensed Product or its Manufacture or use.

1.15“Celgene Regulatory Rights” means all Regulatory Data, Regulatory Filings and Regulatory Approvals for Elected Candidate and Licensed Product worldwide Controlled at any time by Celgene or any of its Affiliates.

1.16“Celgene Technology” means all of Celgene’s Solely Owned IP and all of Celgene’s right, title and interest in and to Joint IP.

1.17“Clinical Study” means any human clinical trial of a Product Candidate.

1.18“Commercialization” means any and all activities directed to the Manufacturing, marketing, detailing, use of, promotion and securing of reimbursement of a product (including making, having made, using, importing, selling and offering for sale such product), and will include post-approval clinical studies, marketing research, distributing, customer service, patient operations, medical, patient and government affairs, market access, administering and commercially selling such product, importing, exporting or transporting such product for commercial sale, and all regulatory compliance with respect to the foregoing.

1.19“Commercially Reasonable Efforts” means, with respect to the Development or Commercialization of Licensed Product by a Party, that level of efforts and resources that such Party would normally devote to the Development or Commercialization, as the case may be, of a product owned by it or to which it has rights of the type it has hereunder, which is of a similar commercial potential at a similar stage in its lifecycle, in each case taking into account issues of safety and efficacy, product profile, the proprietary position, the then current competitive environment for such product and the likely timing of such product’s entry into the market, the pricing and launching strategy for the respective product, the regulatory environment and status of such product, and other relevant scientific, technical and commercial factors.

1.20 “Control” or “Controlled” means, with respect to any Know-How, Material,  Patent, Regulatory Data, Regulatory Filings and Regulatory Approvals, the possession (whether by ownership or license, other than by a license or sublicense granted pursuant to this CCPS Agreement) by a Party or its Affiliates of the ability to grant to the other Party a license or access as provided herein to such item, without violating the terms of any agreement or other arrangement with any Third Party or, other than under Applicable Bluebird In-Licenses, being obligated to pay any royalties or other consideration therefor (“Additional Payments”).  For clarity, Other In-Licenses are not “Controlled” for purposes of this CCPS Agreement, unless and only after such Other In-License is converted into an Applicable New In-License pursuant to Section 10.7(b).  Notwithstanding the foregoing, as provided in Section 10.7(a), if on or after the CCPS Agreement Effective Date and for such time as the other Party agrees to pay and does in fact pay all Additional Payments with respect to such Party’s access or license to any Know-How, Material, Patent, Regulatory Data, Regulatory Filings and Regulatory Approvals (other than that in-licensed by Bluebird pursuant to an Other In-License), such Know-How, Material,  Patent, Regulatory Data, Regulatory Filings and Regulatory Approvals will be deemed to be included in the definition of “Control”.

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

1.21“Covers”, with reference to (a) a Patent, means that the making, using, selling, offering for sale or importing of a product or practice of a method would infringe a Valid Claim of such Patent in the country in which such activity occurs, and (b) Materials or Know-How, means that the Manufacture, Development or Commercialization of a product incorporates, embodies or otherwise makes use of such Materials or Know-How.

1.22“Development” means preclinical and clinical drug development activities, including: test method development and stability testing, toxicology, formulation, process development, qualification and validation, Manufacture scale-up, development-stage Manufacturing, quality assurance/quality control, clinical studies, translational activities conducted prior to Regulatory Approval, including in vivo pharmacology studies and clinical sample analysis, statistical analysis and report writing, the preparation and submission of BLAs and MAAs, regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval.

1.23“EU” means any and all countries in Europe that are covered by the centralized marketing authorization procedure, comprised of all member states of the European Union as of the CCPS Agreement Effective Date, whether or not each such country remains a member state of the European Union during the CCPS Agreement Term.

1.24“EU Regulatory Event” means, with respect to a Licensed Product, the earlier to occur of [***].

1.25“Field” means the targeting of the Target Antigen by use of (a) T-cells expressing a CAR (with or without other engineering to enhance functionality and/or safety), including virus specific genetically modified T-cells expressing a synthetic CAR, and (b) T-cells expressing native antigen receptors or engineered antigen receptors in which the T-cells are genetically modified to enhance their performance, persistence or safety, in each case under (a) and (b) for the treatment, modulation, palliation or prevention of cancer in humans.

1.26“First Commercial Sale” means the first sale for use or consumption of any Licensed Product in a country after all required Regulatory Approvals for commercial sale of such Licensed Product have been obtained in such country.

1.27“First Indication” means the first disease condition for which a particular Licensed Product has been approved by a Regulatory Authority.

1.28“FTE” means a full-time employee, or in the case of less than a full-time employee, a full-time equivalent employee person year, carried out by an appropriately qualified employee of a Party or its Affiliates conducting scientific, technical or commercial activities directly related to the Development, Manufacture or Commercialization of the Licensed Product (other than the Manufacture of Licensed Products for Commercialization), based on [***] person-hours per year.  Overtime, and work on weekends, holidays, and the like will not be counted with any multiplier (e.g., time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution. Indirect personnel (including support functions such as managerial, financial,

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

legal, or business development) will not constitute FTE.

1.29“FTE Rate” means the [***], associated with each individual FTE, which rates, shall be as set forth below:

(a)With respect to the Manufacturing Costs incurred for Development, labor costs incurred by a Party or its Affiliates (including, with respect to Bluebird, such costs that are within the definition of “Fully Burdened Manufacturing Costs” (as set forth in Appendix I)) shall be calculated based on an FTE Rate of [***];

(b)With respect to the Manufacturing Costs incurred for Commercialization, [***], as may be superseded by mutual agreement of the Parties; and

(c)All other labor costs incurred by either Party or its Affiliates, other than Manufacturing Costs, shall be calculated based on an FTE Rate of [***].

1.30“GAAP” means U.S. generally accepted accounting principles or International Financial Reporting Standards, consistently applied, as designated and used by the applicable Party.

1.31“Gene Editing” means homing endonuclease (HE) and megaTAL gene editing technologies, including HE/megaTAL-mediated homology directed recombination and Bluebird’s proprietary DARIC cell signaling technology.

1.32“In-License Payments” means any amounts paid or payable under any Applicable Bluebird In-License that are incurred by Bluebird solely and directly as a result of the grant of a sublicense thereunder under this CCPS Agreement to Celgene, any of Celgene’s contract Third Parties under Section 10.5, or any further Sublicensees of Celgene (including of Celgene’s Affiliates that are granted sublicenses) under this CCPS Agreement.  Any such payments will include (a) any amounts paid or payable under any Applicable Bluebird In-License solely and directly as a result of the grant of a sublicense (or an option thereto) by Bluebird to Celgene, [***].

1.33“Licensed IP” means Bluebird Licensed IP and Celgene Licensed IP.

1.34“Licensed Product” means any product that constitutes or incorporates an Elected Candidate (including all modified and improved versions thereof), in all forms, presentations, and formulations (including manner of delivery and dosage).  A modified or improved version of an Elected Candidate constituted or incorporated in a product will be deemed a “Modified Controlled by Bluebird that (a) is first discovered, created, conceived, developed or reduced to Licensed Product” for purposes of Section 11.2 if it is Covered by patentable technology practice after the later of (i) the CCPS Agreement Effective Date and (ii) the end of the Collaboration Program Term, (b) requires the submission of a new BLA with respect to such modified or improved Elected Candidate, and (c) materially contributes to the Elected Candidate being approved for a new indication or new patient population.  For clarity, “Modified Licensed Products” are Licensed Products hereunder for all purposes other than Section 11.2.

1.35“Manufacturing” means the production, manufacture, cell procurement, processing,

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

filling, finishing, packaging, labeling, shipping and holding of product or any intermediate thereof, including process development, process qualification and validation, scale-up, commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control.  With reference to Elected Candidate and Licensed Product, Manufacturing includes Vector and associated Payload supply.

1.36“Net Sales” means [***]:

[***].

1.37 “Pivotal Study” means (a) a Phase 3 Study that is intended by Celgene to be submitted (together with any other registration trials that are prospectively planned when such Phase 3 Study is initiated) for Regulatory Approval in the U.S. or the EU, or (b) any other clinical study that is designed to establish that a pharmaceutical product is safe and efficacious for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, which clinical study is a registration trial intended to be sufficient for filing an application for a Regulatory Approval for the Licensed Product in the U.S. or another country or some or all of an extra-national territory, solely as evidenced by the acceptance for filing for a Regulatory Approval for such product after completion of such study.

1.38“Prosecution and Maintenance” means, with regard to a Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues, appeals, and, subject to Section 13.6, requests for patent term restorations, adjustments and patent term extensions with respect to such Patent, together with the initiation or defense of interferences, oppositions, inter partes reviews, inter partes review post grant procedures, re-examinations, post-grant proceedings and other similar proceedings with respect to the particular Patent, and any appeals therefrom.  For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to a Patent.

1.39“Regulatory Exclusivity Period” means with respect to a Licensed Product in a country, the period of time during which (a) Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority (or is otherwise entitled to the exclusive legal right by operation of Law) in such country to market and sell the Licensed Product, or (b) the data and information submitted by Celgene or any of its Affiliates or Sublicensees to the relevant Regulatory Authority in such country for purposes of obtaining Regulatory Approval may not be disclosed, referenced or relied upon in any way by such Regulatory Authority (including by relying upon the Regulatory Authority’s previous findings regarding the safety or effectiveness of the Licensed Product) to support the Regulatory Approval or marketing of any product by a Third Party in such country.

1.40“ROW” means the world other than the United States.

1.41“ROW Administration” means administration of Licensed Product to a patient when located in the ROW.

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1.42“ROW Development & Commercialization Program” means the program under this CCPS Agreement for the Development of Elected Candidate and Licensed Product in the ROW, the Commercialization of Licensed Product in the ROW, and all Manufacturing (including Manufacturing of Vectors and associated Payloads) therefor.

1.43“ROW Development Plan” means the Development plan for the Development of Elected Candidate and Licensed Product for ROW Administration during a given calendar year and the two (2) succeeding calendar years.

1.44“Second Indication” means [***].

1.45“Selling Party” means a Party and its Sublicensees (including such Party’s Affiliates that are granted sublicenses pursuant to Section 10.3(c)).

1.46“Sublicensee” means any person or entity (including Affiliates of the applicable Party) that is granted a sublicense as permitted by Section 10.3 (or an option to take such a sublicense), either directly by a Party or indirectly by any other Sublicensee hereunder.

1.47“Target Antigen” means the antigen designated as B-cell maturation antigen (BCMA) as further set forth on Appendix D, and naturally occurring variants thereof.

1.48 “U.S. Administration” means administration of Licensed Product to a patient when located in the United States.

1.49“U.S. Commercialization Budget” means the budget for conducting Commercialization in accordance with the U.S. Commercialization Plan during a given calendar year and the two (2) succeeding calendar years, as approved by the JGC in accordance with Section 5.3.

1.50“U.S. Commercialization Plan” means that portion of the Worldwide Commercialization Plan that specifies the Commercialization plan for the Commercialization of Licensed Product for U.S. Administration during a given calendar year and the two (2) succeeding calendar years.

1.51“U.S. Development Budget” means the budget for conducting Development of Elected Candidate and Licensed Product for U.S. Administration pursuant to the U.S. Development Plan during a given calendar year and the two (2) succeeding calendar years, as approved by the JGC in accordance with Section 4.3.

1.52“U.S. Development Plan” means the Development plan for the Development of Elected Candidate and Licensed Product for U.S. Administration during a given calendar year and the two (2) succeeding calendar years, as approved by the JGC in accordance with Section 4.2.

1.53“U.S. Development & Commercialization Program” means the program under this CCPS Agreement for the Development of Elected Candidate and Licensed Product in the United States, the Commercialization of Licensed Product in the United States, and all Manufacturing (including Manufacturing of Vectors and associated Payloads) therefor.

1.54“Valid Claim” means, with respect to a particular country, (a) any claim of an issued

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and unexpired Patent in such country that (i) has not been held revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country, or (b) a claim of a pending Patent application that has not been finally abandoned or finally rejected or expired and which has been pending [***] from the date of filing of the earliest priority Patent application to which such pending Patent application is entitled to claim benefit.

1.55“Vector Supplies” means supplies of Vectors and associated Payloads Manufactured for incorporation into Elected Candidate and Licensed Product for Development or Commercialization thereof.

1.56“Worldwide Commercialization Plan” means the Commercialization Plan that specifies the Commercialization plan for the Commercialization of Licensed Product for U.S. Administration and ROW Administration during a given calendar year and the two (2) succeeding calendar years.

1.57“Worldwide Manufacturing Plan” means the Manufacturing plan for the Elected Candidate and Licensed Product for Development for both U.S. Administration and ROW Administration.

Definitions for each of the following terms are found in the body of this CCPS Agreement or the Appendices hereto as indicated below:

Defined Terms	Location
Additional Bluebird IP	Section 10.7(a)
Additional Payments	Section 1.20
Allowable Expenses	Appendix F
Allocable Overhead	Appendix F
Applicable Bluebird In-License	Section 1.1
Applicable New In-License	Section 1.2
Applicable Pre-Existing In-License	Section 1.3
Biosimilar Application	Section Error! Reference source not found.
Biosimilar Product	Section 1.4
Bluebird	Preamble
Bluebird In-Licensed IP	Section 1.5
Bluebird Indemnitees	Section 16.7(a)
Bluebird Licensed IP	Section 1.6
Bluebird Regulatory Rights	Section 1.7
Bluebird Technology	Section 1.8
Budgeted U.S. Development Costs	Section 4.3
Business Acquisition	Section 10.4

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Defined Terms	Location
Business Party	Section 10.4
Business Program	Section 10.4
CCPS Agreement	Preamble
CCPS Agreement Effective Date	Preamble
CCPS Agreement Term	Section 17.1
Celgene	Preamble
Celgene Corp	Preamble
Celgene Europe	Preamble
Celgene Indemnitees	Section 16.7(b)
Celgene Licensed IP	Section 1.9
Celgene Licensed Product In-License	Section 1.11
Celgene Licensed Product In-Licensed IP	Section 1.12
Celgene Other In-License	Section 1.14
Celgene Regulatory Rights	Section 1.15
Celgene Technology	Section 1.16
Clinical Study	Section 1.17
Co-Co In Licenses	Section 8.1
Combination Product	Section 1.36
Commercialization	Section 1.18
Commercially Reasonable Efforts	Section 1.19
Competitive Infringement	Section 14.1
Control	Section 1.20
Cost of Goods Sold or COGS	Appendix F
Covers	Section 1.21
Development & U.S. Commercialization Program	Section 8.3(a)
Distribution Costs	Appendix F
Elected Candidate	Appendix A
EU	Section 1.23
EU Regulatory Event	Section 1.24
Field	Section 1.25
First Commercial Sale	Section 1.26
First Indication	Section 1.27
Fully Burdened Manufacturing Cost	Appendix I
GAAP	Section 1.28
Gene Editing	Section 1.31
Gross Profit	Appendix F
Gross Sales	Appendix F
In-License Payment	Section 1.32

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Defined Terms	Location
Indemnification Claim Notice	Section 16.7(c)
Indemnified Party	Section 16.7(c)
Information Request	Section 5.6(g)
JGC	Section 3.1(a)
Joint IP	Section 12.2
Licensed IP	Section 1.33
Licensed Product	Section 1.34
Losses	Section 16.7(a)
Major EU Countries	Section 1.24
Manufacturing	Section 1.35
Manufacturing and Supply Agreement	Section 7.4(b)(ii)
Marketing Costs	Appendix F
Master Collaboration Agreement	Preamble
Milestone Event	Section 11.2(a)
Milestone Payment	Section 11.2(a)
Modified Licensed Product	Section 1.34
Net Sales	Section 1.36
Operating Profits or Losses	Appendix F
Original MCA	Preamble
Other Operating Income/Expense	Appendix F
Party(ies)	Preamble
Profit & Loss Share	Section 11.4
Pivotal Study	Section 1.37
Regulatory Exclusivity Period	Section 1.38
ROW	Section 1.40
ROW Administration	Section 1.41
ROW Development & Commercialization Program	Section 1.42
ROW Development Plan	Section 1.43
ROW Post-Approval Manufacturing Plan	Section 7.3
Sales Costs	Appendix F
Sales Returns and Allowances	Appendix F
Second Indication	Section 1.44
Solely Owned IP	Section 12.1
Selling Party	Section 1.45
Specific Patent	Section 13.3
Sublicensee	Section 1.46
Target Antigen	Section 1.47
Third Party Claims	Section 16.7(a)

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Defined Terms	Location
U.S. Administration	Section 1.48
U.S. Administration Liabilities	Section 16.9
U.S. Commercialization Budget	Section 1.49
U.S. Commercialization Plan	Section 1.50
U.S. Development Budget	Section 1.51
U.S. Development Costs	Appendix F
U.S. Development Plan	Section 1.52
U.S. Development & Commercialization Program	Section 1.53
Valid Claim	Section 1.54
Vector Supplies	Section 1.55
Worldwide Commercialization Plan	Section 1.56
Worldwide Manufacturing Plan	Section 1.57

2.Overview.

2.1General.  Effective upon the CCPS Agreement Effective Date, the Parties hereby terminate the License Agreement in accordance with Section 5.3 of the Master Collaboration Agreement. For the sake of clarity, the first sentence of this Section 2.1 shall have no effect on any other License Agreement entered into in accordance with Section 5.2 of the Master Collaboration Agreement with respect to an Elected Candidate other than the Elected Candidate identified on Appendix A attached hereto.  The Parties agree that all amounts incurred by the Parties under the License Agreement through the CCPS Agreement Effective Date, including for post-Initial Phase 1 Study (as defined in the Clinical Activities Agreement) activities conducted by the Parties, shall be determined by the Parties within fifteen (15) business days after the CCPS Agreement Effective Date in accordance with Section 5.3 of the Master Collaboration Agreement and the Profit & Loss Share and calculated in accordance with the FTE Rate [***], and any amount owing from a Party to the other Party shall be due and payable within fifteen (15) business days after such determination.  During the CCPS Agreement Term, the Parties will conduct the Development and Commercialization of Elected Candidate and Licensed Product worldwide on the terms and conditions set forth in this CCPS Agreement. Reference is hereby made to that certain Transitional Clinical Activities Agreement, executed between the Parties as of July 10, 2017 (the “Clinical Activities Agreement”). Following the CCPS Agreement Effective Date, the Parties shall continue to perform in accordance with the provisions of the Clinical Activities Agreement until the End of Bluebird Clinical Obligations (as such term is defined in the Clinical Activities Agreement), it being agreed that notwithstanding anything to the contrary in this Section 2.1, the cost of any activities conducted by Bluebird or Celgene [***] in relation to the Initial Phase 1 Study  for the Elected Candidate and Licensed Product shall be included in the Profit & Loss Share, and the cost of any activities conducted by Bluebird [***] in relation to the Initial Phase 1 Study for the Elected Candidate and Licensed Product shall be borne solely by Bluebird; provided, however, [***].

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2.2Roles and Responsibilities; Diligence.

(a)The JGC will assign to each Party roles and responsibilities for performing the U.S. Development & Commercialization Program.  Each Party, directly or through one or more of its Affiliates, Sublicensees or permitted subcontractors, will use Commercially Reasonable Efforts to perform the obligations assigned to such Party by the JGC under the U.S. Development & Commercialization Program.  Each Party will reasonably cooperate with the other Party in performing such obligations.

(b)Celgene will assume sole responsibility for, and control of, Developing Elected Candidate and Licensed Product in the Field outside of the United States, and will establish a ROW Development & Commercialization Program for that purpose.  Bluebird will reasonably cooperate with Celgene in such ROW Development & Commercialization Program.

2.3Technical Assistance.  During the Collaboration Program Term, Bluebird will reasonably cooperate with Celgene to provide all technical assistance, and to transfer to Celgene any additional Know-How licensed to Celgene under Section 10.1, requested by Celgene to facilitate the transfer of Development efforts related to Elected Candidate and Licensed Product.  Such cooperation will include providing Celgene with reasonable access by teleconference or in-person at Bluebird’s facilities to Bluebird personnel involved in the research and Development of Elected Candidate to provide Celgene with a reasonable level of technical assistance and consultation in connection with the transfer of such Know-How.  Following the Collaboration Program Term, Bluebird will reasonably cooperate with Celgene to provide reasonable amounts of technical assistance, including to transfer to Celgene any additional Know-How licensed to Celgene under Section 10.1, with respect to Elected Candidate or Licensed Product as reasonably requested by Celgene with reasonable advance notice to Bluebird.  Any dispute with respect to the amount and completeness of the technical assistance and cooperation to be provided by Bluebird under this Section 2.3 will be referred to and finally resolved by binding arbitration by a mutually agreeable, disinterested, conflict-of-interest-free individual not affiliated or consulting with either Party.  Any such arbitration will be conducted under the then-current rules of the American Arbitration Association.

3.Governance and Joint Governance Committee.

3.1Joint Governance Committee.

(a)Governance Committee.  As soon as practicable following the CCPS Agreement Effective Date, the Parties will establish a Joint Governance Committee, comprised of three (3) representatives of Bluebird and three (3) representatives of Celgene (the “JGC”).  Each Party may replace its representatives on the JGC or its Program Director at any time upon written notice to the other Party.  With the consent of the other Party (such consent not to be unreasonably withheld, delayed or conditioned), each Party may invite non-voting employees and consultants to attend meetings of the JGC, subject to their agreement to be bound to the same extent as a permitted subcontractor under Section 8.4.

(b)Meetings.  While in existence, the JGC will meet each calendar quarter and, at a

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minimum, two (2) of such meetings each calendar year will be in person (which in-person meeting will be held at locations mutually agreed by the Parties).  In addition, either Party can call a meeting of the JGC on five (5) business days prior written notice.  Meetings of the JGC will be effective only if at least one (1) representative of each Party is present or participating.  Each Party will be responsible for all of its own expenses of participating in the meetings.  The Parties will endeavor to schedule the calendar quarterly meetings of the JGC at least six (6) months in advance.  The Parties will alternate in preparing and circulating a meeting agenda prior to each such meeting.  The Party that prepared the agenda (or called the meeting) will prepare written minutes of such meeting, and the preparing Party will circulate such minutes within fifteen (15) days after such meeting.  The Parties will agree on the minutes of each meeting promptly, but in no event later than the next meeting of the JGC.

(c)Responsibilities.  The JGC will supervise the overall performance of the Development and Commercialization of Elected Candidate and Licensed Product for U.S. Administration, and within such scope will:

(i)Make all decisions regarding the Parties’ performance of the U.S. Development & Commercialization Program (except as otherwise expressly provided in this CCPS Agreement), including, subject to Section 2.2, which Party will have which responsibilities under the U.S. Development & Commercialization Program (taking into account each Party’s reasonably available resources and expertise (either directly or through Third Party contracting));

(ii)Review and seek to coordinate the U.S. Development & Commercialization Program with the ROW Development & Commercialization Program;

(iii)Address all matters specifically delegated to the JGC pursuant to this CCPS Agreement;

(iv)Form such other committees as the JGC may deem appropriate, and require that such committees meet at such times and places, provided that such committees may make recommendations to the JGC but may not be delegated JGC decision-making authority;

(v)Address such other matters relating to the activities of the Parties under this CCPS Agreement as either Party may bring before the JGC, including any matters that are expressly for the JGC to decide as provided in this CCPS Agreement; and

(vi)Attempt to resolve any disputes on an informal basis.

(d)Decision-making.  The three (3) JGC representatives of each Party will collectively have one (1) vote, and the JGC will make decisions only by unanimous consent of each Party with respect to its vote, and each Party will act reasonably in exercising its vote.  [***].

(e)Limits on JGC Authority.  Each Party will retain the rights, powers and discretion granted to it under this CCPS Agreement and no such rights, powers, or discretion will be delegated to or vested in the JGC unless such delegation or vesting of rights is expressly provided for in this CCPS Agreement or the Parties expressly so agree in writing.  The JGC will not have the power to, nor will the Party having the tie-breaking vote in the JGC have the power to (i) amend, modify

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or waive compliance with this CCPS Agreement (other than as expressly permitted hereunder), (ii) alter, increase or expand the Parties’ rights or obligations under this CCPS Agreement (other than as permitted by Section 2.2), (iii) determine that a Party has fulfilled any obligations under this CCPS Agreement or that a Party has breached any obligation under this CCPS Agreement, (iv) make a decision that is expressly stated to require the mutual agreement of the Parties, or (v) determine that milestone events required for the payment of milestone payments have or have not occurred.  For avoidance of doubt, the JGC will have no right to supervise or direct the Development and Commercialization of Elected Candidate or Licensed Product for ROW Administration, and Celgene will have sole decision-making authority with respect to such Development and Commercialization, including with respect to the ROW Development & Commercialization Program.

(f)Term.  The JGC will cease to exist upon the end of the CCPS Agreement Term, unless the Parties elect to extend the JGC upon termination of expiration of this CCPS Agreement.

4.Development.

4.1Generally.  As of and after the CCPS Agreement Effective Date, subject to the terms and conditions of this CCPS Agreement, the Parties will assume through the JGC joint responsibility for Development of Elected Candidate and Licensed Product for U.S. Administration, under the U.S. Development & Commercialization Program, and Celgene will assume responsibility for Development of Elected Candidate and Licensed Product for ROW Administration, under the ROW Development & Commercialization Program.

4.2Development Plan.  The Parties acknowledge that as of the Effective Date, Celgene has prepared and delivered to Bluebird an initial U.S. Development Plan, and the JGC will review and approve such initial U.S. Development Plan, with the goal of coordinating and harmonizing the U.S. Development Plan with the ROW Development Plan.  Thereafter, Celgene will update the U.S. Development Plan each calendar year [***], and the JGC will review and approve any such update or any other amendment to the U.S. Development Plan.  In addition, either Party may request at any time that the JGC consider and approve other updates to the U.S. Development Plan.  Promptly after the CCPS Agreement Effective Date, Celgene will prepare an initial ROW Development Plan and will provide it to the JGC for purposes of discussion and the goal of coordinating and harmonizing the U.S. Development Plan and the ROW Development Plan.  Thereafter, Celgene will update the ROW Development Plan each calendar year [***] and submit it to the JGC for purposes of discussion and the goal of coordinating and harmonizing the U.S. Development Plan and the ROW Development Plan.  Notwithstanding anything in this CCPS Agreement to the contrary, the Parties acknowledge and agree that (i) Bluebird may decline to perform any Development activity proposed to be conducted by Bluebird in the U.S. Development Plan or the ROW Development Plan (excluding Manufacturing of Vectors and associated Payloads), and (ii) the U.S. Development Plan will not include, and Bluebird will have no obligation to perform, any such Development activity that Bluebird has declined to perform (other than the Manufacture of Vectors and associated Payloads), provided that once Bluebird has agreed to perform a Development activity, it will be obligated to perform, and cannot decline to perform,

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such activity. Further:

(a)The JGC will set the required form and contents of the U.S. Development Plan.  The JGC will seek to coordinate and harmonize the U.S. Development Plan and the ROW Development Plan.

(b)Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will take any material action regarding the Development of Elected Candidate or Licensed Product for U.S. Administration unless described in the U.S. Development Plan, provided that the foregoing will not restrict Celgene from taking any action regarding the Development of Elected Candidate or Licensed Product for ROW Administration.

(c)All Development of Elected Candidate and Licensed Product for U.S. Administration will be conducted under the supervision of the JGC and as part of the U.S. Development & Commercialization Program.

(d)All Development of Elected Candidate and Licensed Product for ROW Administration will be conducted under the sole control of Celgene and as part of the ROW Development & Commercialization Program.  At each calendar quarter meeting of the JGC, Celgene will provide the JGC with an update on the Development of Elected Candidate and Licensed Product by Celgene for ROW Administration.  During such meeting, Celgene will disclose to Bluebird all material information regarding such Development.

(e)Celgene will prepare and maintain, and will cause its Affiliates and Sublicensees to prepare and maintain, reasonably complete and accurate records regarding the Development of Elected Candidate and Licensed Product for ROW Administration.  At each calendar quarter meeting of the JGC, Celgene will provide the JGC with a reasonably detailed report regarding such efforts.  Such report will contain sufficient detail to enable Bluebird to assess Celgene’s compliance with its Development and Commercialization obligations hereunder, including information with respect to the following: (i) the design, status and results of any animal studies and clinical trials for Licensed Product; and (ii) any regulatory milestones, and any Regulatory Approvals achieved, for Licensed Product.  In addition to the foregoing, Celgene will provide Bluebird with such additional information regarding any such activities as Bluebird may reasonably request from time to time.

4.3Development Budget and Costs.  [***], Celgene will prepare an initial U.S. Development Budget, which U.S. Development Budget will specify estimated U.S. Development Costs for each calendar year covered by such U.S. Development Budget (as updated pursuant to the following sentence, the “Budgeted U.S. Development Costs”), and the JGC will review and approve, where practicable, such initial U.S. Development Budget at least six (6) months in advance of such U.S. Development Costs being incurred.  [***]:

[***].

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5.Commercialization.

5.1Generally.  Subject to the terms and conditions of this CCPS Agreement, (i) the Parties will assume through the JGC joint responsibility for Commercialization of Licensed Product for U.S. Administration under the U.S. Development & Commercialization Program, and (ii) Celgene will assume sole responsibility for Commercialization of Licensed Product for ROW Administration (including all costs and expenses arising therefrom).

5.2Commercialization Plan.  [***], the Parties, under the direction of the JGC, will mutually prepare a Worldwide Commercialization Plan, and the JGC will review and approve such initial Worldwide Commercialization Plan.  Thereafter, the JGC will have one or the other Party (or both) update the Worldwide Commercialization Plan each calendar year [***], and the JGC will review and approve any such update or any other amendment to the Worldwide Commercialization Plan.  Notwithstanding anything in this CCPS Agreement to the contrary, the Parties acknowledge and agree that (i) Bluebird may decline to perform any Commercialization activity proposed to be conducted by Bluebird in the Worldwide Commercialization Plan (other than Manufacturing of Vectors and associated Payloads), and (ii) the Worldwide Commercialization Plan will not include, and Bluebird will have no obligation to perform, any such Commercialization activity that Bluebird has declined to perform, provided that once Bluebird has agreed to perform a Commercialization activity, it will be obligated to perform, and cannot decline to perform, such activity.  In addition, either Party may request at any time that the JGC consider and approve other updates to the Worldwide Commercialization Plan.  Further:

(a)The JGC will set the required form and contents of the Worldwide Commercialization Plan.  The Worldwide Commercialization Plan will reflect a singular Commercialization approach worldwide, and will specify, among other things, the number of sales reps in the U.S. for each Party, allocation of regions in the U.S. for each Parties’ sales force, creation of marketing materials, planning for conferences, and other marketing activities.

(b)Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will take any material action regarding the Commercialization of Licensed Product unless described in the Worldwide Commercialization Plan or approved by the JGC.

(c)All Commercialization of Licensed Product for U.S. Administration will be conducted under the supervision of the JGC and as part of the U.S. Development & Commercialization Program.

(d)Celgene will have final decision-making authority for all Commercialization activities worldwide, including timing of launch and pricing and the Worldwide Commercialization Plan.

(e)[***], the Parties shall negotiate and enter into a co-promotion agreement that will set forth the terms upon which the Parties shall co-promote the Licensed Product in the U.S., which terms shall be consistent with this Article 5.

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5.3U.S. Commercialization Budget.  [***], Celgene will prepare an initial U.S. Commercialization Budget, and the JGC will review and approve such initial U.S. Commercialization Budget.  [***]:

[***].

5.4Commercialization in the ROW.  Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts, (i) to Develop Licensed Product in the Field for ROW Administration and to obtain Regulatory Approvals therefor; and (ii) to Commercialize Licensed Product in the Field for ROW Administration after obtaining such Regulatory Approval, in each country in the ROW where Commercializing Licensed Product would be warranted by using Commercially Reasonable Efforts. [***].

5.5Branding.  Subject to further mutual written agreement of the Parties, to the extent permitted by applicable Law and applicable Regulatory Authorities, (i) all Licensed Product sold or distributed for U.S. Administration will have the corporate brands of each Party displayed on an equally prominent basis, and (ii) all Licensed Product sold or distributed for ROW Administration will have the corporate brand of Bluebird displayed on a reasonably prominent basis.  At such time as the JGC will deem appropriate, the Parties will enter into appropriate trademark licensing agreements to achieve the foregoing.

5.6Training; Details.

(a)Celgene will direct the training of both Parties’ sales representatives and will prepare and implement, in consultation with Bluebird, a training program and training materials for such sales representatives.  In addition, Celgene will specify the conduct and content of details (including detail scripts) for the Licensed Product.  Bluebird will cause each of its sales representatives assigned to promote the Licensed Product to attend and complete the training program developed by Celgene for the Licensed Product in the United States to assure a consistent, focused promotional strategy and message as and to the extent consistent with applicable Law.

(b)Each Party will be solely responsible for recruiting, hiring and maintaining its sales force of sales representatives for promotion of the Licensed Product in accordance with its standard procedures and the requirements of this CCPS Agreement.  Each Party will be responsible for the activities of its sales representatives, including compliance by its sales representatives with training and detailing requirements.  In particular, each Party will provide its sales representatives assigned to promote the Licensed Product with the level of oversight, management, direction and sales support with respect to the promotion of Licensed Product necessary to effectively and efficiently promote the Licensed Product in accordance with the terms of this CCPS Agreement and applicable Law.  If Celgene raises any concern with Bluebird regarding the performance or fitness of any Bluebird sales representative, Bluebird will address such concerns in a manner consistent with Celgene’s instructions, including removal of such sales representative from the promotion of the Licensed Product.

(c)Each Party’s sales representatives assigned to promote the Licensed Product will utilize only promotional materials that have been approved by the JGC.  All detailing activities

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conducted by each Party’s sales representatives will be consistent in all material respects with the promotional materials so approved.  Each Party will train and instruct their respective sales representatives to make only those statements and claims regarding the Licensed Product, including as to efficacy and safety, that are consistent with the Licensed Product labeling and accompanying inserts and the approved promotional materials.

(d)Bluebird will have the right, but not the obligation, to provide [***] of the total sales representatives, on an FTE basis, used by both Parties for promotion of Licensed Product for U.S. Administration.  In addition, Celgene will consider in good faith any request by Bluebird to provide up to [***] of the total sales representatives used by both Parties for promotion of Licensed Product for U.S. Administration. The Worldwide Commercialization Plan will set forth the precise number of Bluebird sales representatives consistent with the foregoing.  If Bluebird is not at any particular time able to provide, for any reason, the number of sales representatives specified in the Worldwide Commercialization Plan, then Celgene will have the right to make up such shortfall using its sales representatives until such time as Bluebird is able to provide its agreed upon number of sales representatives.  Bluebird will engage sales representatives having the minimum qualifications set forth in Schedule 5.6.  [***].

(e)Each Party will provide the JGC with a report, as soon as practicable but in no event later than forty-five (45) days following the end of each calendar quarter during the Term, setting forth the number of details made by its sales representatives of Licensed Product in the United States during such calendar quarter.  Costs and expenses for sales representatives will be charged to the Profit & Loss Share on an FTE basis in accordance with Section 11.4.

(f)Each Party will maintain records and otherwise establish procedures to ensure compliance with all applicable Laws and professional requirements that apply to the promotion and marketing of the Licensed Product, including compliance with the PhRMA Code on Interactions with Healthcare Professionals.

(g)Celgene will have sole authority to execute medical and scientific affairs and programs, including professional symposia and other educational activities, and medical affairs studies based upon approved protocols.  Celgene will have sole authority over all medical affairs activities relating to the Licensed Product, including medical information support and medical communications and publishing activities.  The Parties acknowledge that each Party may receive requests for medical information concerning the Licensed Product from members of the medical professions and consumers.  Celgene will have the exclusive right to respond to questions and requests for information about the Licensed Product received from such Persons that (i) warrant a response beyond the understanding of the sales representatives or (ii) are beyond the scope of the Licensed Product labels and inserts (each such request, an “Information Request”). If Information Requests are received by Bluebird, the request will be referred to Celgene’s medical information department or appointed Third Party vendor to which Celgene has instructed Bluebird in writing to refer Information Requests.

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6.Regulatory.

6.1Generally.  Subject to Section 6.2 and the last sentence of Section 4.1, as of and after the CCPS Agreement Effective Date, subject to the terms and conditions of this CCPS Agreement, the Parties will assume through the JGC joint responsibility for all regulatory matters regarding seeking Regulatory Approval for Elected Candidate and Licensed Product for U.S. Administration, including interacting with Regulatory Authorities in connection therewith, before and after Regulatory Approval of Licensed Product.  Celgene will have sole responsibility for all regulatory matters regarding seeking Regulatory Approval for Elected Candidate and Licensed Product for ROW Administration, including interacting with Regulatory Authorities in connection therewith, before and after Regulatory Approval of Licensed Product.  Further:

(a)Prior to Regulatory Approval of Licensed Product for U.S. Administration, any such regulatory activities for Elected Candidate and such Licensed Product will be included in and will be part of the U.S. Development Plan (and thus subject to Section 4.2(a)) and the U.S. Development & Commercialization Program.

(b)Prior to Regulatory Approval of Licensed Product for ROW Administration, any such regulatory activities for Elected Candidate and such Licensed Product will be included in and will be part of the ROW Development Plan and the ROW Development & Commercialization Program.

(c)After any such Regulatory Approval for such Licensed Product for U.S. Administration, any such regulatory activities for U.S. Administration will be included in and will be part of the Worldwide Commercialization Plan and the U.S. Development & Commercialization Program.

(d)After any such Regulatory Approval for such Licensed Product for ROW Administration, any such regulatory activities for ROW Administration will be included in and will be part of the Worldwide Commercialization Plan and the ROW Development & Commercialization Program.

(e)Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will take any material action regarding any such regulatory activities unless described in the U.S. Development Plan, ROW Development Plan or the U.S. Commercialization Plan.

(f)Celgene will deploy and administer any risk evaluation and mitigation strategy program (REMS) or other safety monitoring activity implemented for the Licensed Product, and be responsible for all pharmacovigilance activities for the Licensed Product.

6.2Roles.  Subject to Section 6.1, Celgene will take the lead and have final authority with respect to any regulatory activities for seeking Regulatory Approval for Elected Candidate and Licensed Product worldwide.  Bluebird will have the right (i) to review and provide comments on all Regulatory Data, Regulatory Filings and Regulatory Approvals for U.S. Administration regarding such activities, which comments will be included if reasonable, and (ii) participate in all

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meeting with any Regulatory Authorities in the United States regarding such activities.

6.3Ownership.  All Regulatory Filings for Elected Candidate and Licensed Product worldwide will be made by Celgene, in Celgene’s name, and all Regulatory Filings and Regulatory Approvals for Elected Candidate and Licensed Product worldwide will be solely owned by Celgene.

7.Manufacture and Supply.

7.1Generally.  As of and after the CCPS Agreement Effective Date, subject to the terms and conditions of this CCPS Agreement, (i) the Parties will assume through the JGC joint responsibility for (1) Manufacture of Elected Candidate and Licensed Product for Development and (2) Manufacture of Licensed Product for Commercialization for U.S. Administration, each under the Development & U.S. Commercialization Program, and (ii) Celgene will assume sole responsibility for Manufacturing Licensed Product for Commercialization for ROW Administration and, subject to Section 7.4, Celgene will purchase Vector Supply from Bluebird or its designee for such purpose.

7.2Manufacturing for Development and Commercialization for U.S. Administration.  [***], any Manufacturing activities for Development of Elected Candidate and such Licensed Product will be included in and will be part of the Worldwide Manufacturing Plan.  After any such Regulatory Approval for such Licensed Product in the United States, any Manufacturing activities for Commercialization of Licensed Product for U.S. Administration will be included in and will be part of the U.S. Commercialization Plan and the U.S. Development and Commercialization Program.  Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will take any material action regarding any such Manufacturing activities unless described in the Worldwide Manufacturing Plan or the U.S. Commercialization Plan, unless approved by the JGC.

7.3Manufacturing for ROW Administration.  Prior to Regulatory Approval of Licensed Product in any country in the ROW, Celgene will provide to the JGC a Manufacturing plan for the ROW in form and substance at least as detailed as the applicable section of the U.S. Commercialization Plan (including covering the applicable three-year time period) (the “ROW Post-Approval Manufacturing Plan”).  Celgene (itself or by or through any others, including any Affiliates or Sublicensees) will not materially deviate from the then current ROW Post-Approval Manufacturing Plan when Manufacturing Licensed Product for Commercialization for ROW Administration without first notifying the JGC in writing and providing an updated ROW Post-Approval Manufacturing Plan.

7.4Vector Manufacturing.  Notwithstanding this Section 7:

(a)Generally.  Bluebird will have the sole right to Manufacture Vector Supply for the Development and Commercialization of Elected Candidate and Licensed Product worldwide, and Celgene will have no rights with respect thereto except as provided in Section 7.4(b)(iv).  Except as provided in Section 7.4(b)(iv) or in the Manufacturing and Supply Agreement, neither Celgene nor any Affiliate of Celgene (nor any others on behalf of or under license or sublicense from

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

Celgene or any of its Affiliates) will Manufacture (i) any Vector and associated Payload for Licensed Product or (ii) Licensed Product, except for the Manufacture of Licensed Product using Vector Supply supplied by or on behalf of Bluebird.  Except as provided in Section 7.4(b)(iv) or in the Manufacturing and Supply Agreement, Celgene and its Affiliates and Sublicensees will purchase all Vector Supply exclusively from Bluebird or its designee.

(b)Vector Supply Terms.

(i)Except as provided in this Section 7.4(b)(iv) or in the Manufacturing and Supply Agreement, Bluebird and its Affiliates will Manufacture, or cause a Third Party to Manufacture, all Vector Supply for all Elected Candidate and Licensed Product required for clinical Development and Commercialization in the Field worldwide, and will have the right to make all necessary decisions regarding arrangements with Third Party manufacturers, provided that Bluebird will reasonably consult with Celgene with respect to all such arrangements and obtain Celgene’s prior written consent, which will not be unreasonably withheld, conditioned or delayed.  [***].

(ii)Reference is hereby made to that certain Vector Manufacturing and Clinical Supply Agreement, executed by the Parties as of July 10, 2017 (the “Clinical Vector Supply Agreement”), for Vector Supply in support of certain activities for the Development of the Elected Candidate and Licensed Product on an interim basis during the period prior to the execution of a Manufacturing and Supply Agreement. The Parties will enter into a “Manufacturing and Supply Agreement,” between each other or among the Parties and an Affiliate or a Third Party, covering Vector Supply [***], which agreement will be consistent with and supersede the terms of this Section 7.4(b) and the Clinical Vector Supply Agreement, and will otherwise be subject in all respects to the terms and conditions of this CCPS Agreement.

(iii)The cost to Celgene of Vector Supply for Commercialization for ROW Administration will equal [***] of Bluebird’s Fully Burdened Manufacturing Cost for such Manufacture, plus [***], unless otherwise agreed by the Parties in writing.  The cost of Vector Supply for Commercialization for U.S. Administration will be included in the Cost of Goods Sold (for clarity, as a component of the Manufacturing Costs).  The cost of Vector Supply for Development will be included in the U.S. Development Costs, subject to adjustment as provided therein.

(iv)The Manufacturing and Supply Agreement will include the terms set forth in Appendix J, including terms permitting Celgene to establish “back-up” and/or “second source” rights for Vector Supply and license grants from Celgene to Bluebird under the Celgene Licensed IP to the extent necessary or useful for Bluebird to Manufacture Vector Supply.  [***].

(v)In accordance with Section 7.4(b)(iv), Bluebird will cooperate with Celgene’s reasonable requests, at Celgene’s cost and expense, to engage in a technology transfer to allow Celgene to Manufacture Vector Supply (through the first commercial batch of Vector Supply) itself or by through its designated Third Party manufacturer, by transferring all Know-How, Materials, technology and trade secrets Controlled by Bluebird or its Affiliates that are necessary

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

to Manufacture Vector Supply, thereby enabling Celgene (or such Third Party) to Manufacture the Vector Supply.

(vi)Any purchase of Vector Supply from Bluebird or its designee will expressly not include any license rights to any Know-How or Patents, but instead all licenses (implied, by exhaustion or otherwise) will arise under Section 10.1, if and as applicable.

(vii)For the purpose of this CCPS Agreement, certain words and phrases (and their correlatives) relating to Manufacturing will have the meanings set forth on Appendix J.

8.Supporting Provisions for Development and Commercialization.

8.1Co-Co Licenses.  In the event that through the JGC the Parties identify Patents, Know-How or Materials of a Third Party that are necessary to Develop and Commercialize Elected Candidate and Licensed Product worldwide, upon JGC recommendation, one or the other Party (or both) will use commercially reasonable efforts to obtain a license or other rights to such Patents, Know-How or Materials for use in connection with the performance of such Development and Commercialization (“Co-Co In-Licenses”).  Prior to entering into any Co-Co In-License, the contracting Party will provide a draft copy to the other Party and the other Party will have the right to review and provide comments to such proposed Co-Co In-License.  Neither Party will enter into a Co-Co In-License without the prior approval of the JGC, provided that Celgene will be free to enter into any Co-Co In-License for ROW Administration notwithstanding this Section 8.1.  If a Party enters into any Co-Co In-Licenses during the CCPS Agreement Term, Appendix E hereto will be updated accordingly to include such Co-Co In-Licenses.

8.2Records.  Each Party will maintain, or cause to be maintained, records of its activities under this CCPS Agreement (including the Development & U.S. Commercialization Program) in sufficient detail and in good manner appropriate for research. Development, Commercialization, scientific, Patent and regulatory purposes, that will properly reflect all work included in the Development & U.S. Commercialization Program and under this CCPS Agreement, for a period of at least ten (10) years after the creation of such records.  Each Party will have the right to request a copy of any such records.

8.3Materials.

(a)Each Party will, during the CCPS Agreement Term, as a matter of course under the U.S. Development & Commercialization Program or ROW Development & Commercialization Program (collectively the “Development & U.S. Commercialization Program”) or upon the other Party’s reasonable written request, furnish to each other samples of Materials that are in such Party’s Control and are necessary for the other Party to carry out its responsibilities hereunder.

(b)Each Party will use such Materials only in accordance with the Development & U.S. Commercialization Program and otherwise in accordance with the terms and conditions of this CCPS Agreement and any instructions provided by the Party furnishing the Materials.  Except with the prior written consent of the supplying Party (such consent not to be unreasonably withheld, delayed or conditioned), the Party receiving any Materials will not distribute or

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

otherwise allow the release of Materials to any Affiliate (other than wholly-owned subsidiaries) or Third Party, except for subcontracting as permitted hereunder.  All Materials delivered to the receiving Party will remain the sole property of the supplying Party and will be used in compliance with all applicable Law.  The Materials supplied under this CCPS Agreement will be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known.

8.4Permitted Subcontracting.  Each Party may subcontract any of its activities to be performed under the Development & U.S. Commercialization Program to an Affiliate or Third Party, provided that any such Affiliate or Third Party will have entered into a written agreement with such Party that includes terms and conditions protecting and limiting use and disclosure of Confidential Information and Materials and Know-How at least to the same extent as under this CCPS Agreement, and requiring such Affiliate or Third Party and its personnel to assign to such Party all right, title and interest in and to any Patents, Know-How and Materials created, conceived or developed in connection with the performance of subcontracted activities to the extent required to research, Develop, Manufacture and Commercialize Elected Candidate and Licensed Product, provided that with respect to Third Parties that are academic or other non-commercial Persons, a Party will be required only to use commercially reasonable efforts to obtain such assignment.  Any such subcontracting activities will be described in the reports for the Development & U.S. Commercialization Program required by Section 8.5.

8.5Reports.  The Parties will prepare and provide to the other Party such reports regarding their activities under this CCPS Agreement as the JGC may reasonably require.  In addition, each Party will disclose to the other Party information regarding those activities as such Party may reasonably request.  Without limiting the foregoing, each Party will prepare and maintain, and will cause its Affiliates and Sublicensees to prepare and maintain, reasonably complete and accurate records regarding the Development of Elected Candidate and Licensed Product, and Commercialization of Licensed Product worldwide after Regulatory Approval therefor.  Each Party will provide to the other Party a reasonably detailed report regarding such efforts at least once every calendar year (and more frequently if required by the JGC).  Such report will contain sufficient detail to enable a Party to assess the other Party’s compliance with its Development and Commercialization obligations hereunder (including under the Development & U.S. Commercialization Program), including information with respect to the following: (i) the design, status and results of any animal studies and clinical trials for Licensed Product; (ii) any regulatory milestones, and any Regulatory Approvals achieved, for Licensed Product; and (iii) activities with respect to selling, promoting, supporting, detailing and marketing of Licensed Product.

9.In-Licenses.

9.1Applicable Bluebird In-Licenses and Other IP.

(a)Maintenance of Applicable Bluebird In-Licenses.  Bluebird (i) will duly perform and observe all of its obligations under the Applicable Bluebird In-Licenses in all material respects and maintain in full force and effect the Applicable Bluebird In-Licenses, and (ii) will not, without Celgene’s prior written consent (such consent not to be unreasonably withheld, conditioned or

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

delayed), (1) amend, modify, restate, cancel, supplement or waive any provision of any Applicable Bluebird In-License, or grant any consent thereunder, or agree to do any of the foregoing, or (2) exercise any right to terminate any Applicable Bluebird In-License in each case ((1) and (2)) that would reasonably be expected to adversely affect in any respect the rights of Celgene under this CCPS Agreement, provided that Bluebird will provide prior written notice to Celgene of all of the foregoing notwithstanding whether or not any of the foregoing would reasonably be expected to adversely affect in any respect the rights of Celgene under this CCPS Agreement.  Bluebird will provide Celgene with written notice as promptly as practicable (and in any event within five (5) business days) after becoming aware of any of the following: (A) any material breach or default by Bluebird or any of its Affiliates of any covenant, agreement or other provision of any Applicable Bluebird In-License, (B) any notice or claim from the counterparty to any Applicable Bluebird In-License terminating or providing notice of termination of any Applicable Bluebird In-License, (C) any notice or claim alleging any breach of default under any Applicable Bluebird In-License, or (D) the existence of any facts, circumstances or events which alone or together with other facts, circumstances or events would reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a breach of or default under or right to terminate any Applicable Bluebird In-License.  If Bluebird fails to pay any amounts due under any Applicable Bluebird In-License and if such nonpayment would permit the counterparty to such Applicable Bluebird In-License to terminate or suspend the same or any rights thereunder, Celgene will have the right, but not the obligation, in its sole discretion, to pay such amounts on Bluebird’s behalf, and any amounts so paid by Celgene may be taken by Celgene as a credit against any amounts payable to Bluebird under this CCPS Agreement.

(b)Maintenance of Co-Co In-Licenses.  The contracting Party to any Co-Co In-License (i) will duly perform and observe all of its obligations under the Co-Co In-License in all material respects and maintain in full force and effect the Co-Co In-License, and (ii) will not, without the other Party’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), (1) amend, modify, restate, cancel, supplement or waive any provision of any Co-Co In-License, or grant any consent thereunder, or agree to do any of the foregoing, or (2) exercise any right to terminate any Co-Co In-License in each case ((1) and (2)) that would reasonably be expected to adversely affect in any respect the rights of the non-contracting Party under this CCPS Agreement, provided that the contracting Party will provide prior written notice to the non-contracting Party of all of the foregoing notwithstanding whether or not any of the foregoing would reasonably be expected to adversely affect in any respect the rights of the non-contracting Party under this CCPS Agreement.  The contracting Party to any Co-Co In-License will provide the other Party with written notice as promptly as practicable (and in any event within five (5) business days) after becoming aware of any of the following: (A) any material breach or default by such contracting Party or any of its Affiliates of any covenant, agreement or other provision of the Co-Co In-License, (B) any notice or claim from the counterparty to the Co-Co In-License terminating or providing notice of termination of the Co-Co In-License, (C) any notice or claim alleging any breach of default under the Co-Co In-License, or (D) the existence of any facts, circumstances or events which alone or together with other facts, circumstances or events would reasonably be

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

expected (with or without the giving of notice or passage of time or both) to give rise to a breach of or default under or right to terminate the Co-Co In-License.  If the contracting Party to a Co-Co In-License fails to pay any amounts due under such Co-Co In-License and if such nonpayment would permit the counterparty to such Co-Co In-License to terminate or suspend the same or any rights thereunder, the other Party will have the right, but not the obligation, in its sole discretion, to pay such amounts on the other Party’s behalf, and any amounts so paid by such other Party may be taken by such other Party as a credit against any amounts payable to the other Party under this CCPS Agreement.

(c)Maintenance of Celgene Licensed Product In-Licenses; Celgene Other In-Licenses.  Celgene (i) will duly perform and observe all of its obligations under the Celgene Licensed Product In-Licenses in all material respects and maintain in full force and effect the Celgene Licensed Product In-Licenses, and (ii) will not, without Bluebird’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), [***].  Celgene will provide Bluebird with written notice as promptly as practicable (and in any event within [***] after becoming aware of any of the following: [***].  If Celgene fails to pay any amounts due under any Celgene Licensed Product In-License and if such nonpayment would permit the counterparty to such Celgene Licensed Product In-License to terminate or suspend the same or any rights thereunder, Bluebird will have the right, but not the obligation, in its sole discretion, [***].

(d)Applicable Bluebird In-License Requirements.  Celgene will abide, and will cause all its Affiliates and applicable Sublicensees to abide, by all requirements of each Applicable Bluebird In-License in all material respects (and in any case in all respects in the case that failure to so abide would result in a breach under the Applicable Bluebird In-License), to the extent applicable to Sublicensees thereunder and to the extent disclosed by Bluebird to Celgene, with the understanding that disclosure by Bluebird of any Applicable Bluebird In-License to Celgene will be deemed disclosure of such requirements of such Applicable Bluebird In-License to Celgene.  In the event of a termination of any Applicable Bluebird In-License, Bluebird agrees, to the extent requested by Celgene, to reasonably assist Celgene in securing a direct license from the applicable licensor under any Patents, Materials and Know-How that was licensed to Bluebird and sublicensed to Celgene hereunder prior to such termination. In addition, Bluebird agrees, if requested by Celgene, to reasonably assist Celgene in securing a standby license from the applicable licensor under any Patents, Materials and Know-How that are licensed to Bluebird and sublicensed to Celgene.

(e)Applicable Co-Co In-License Requirements.  Each non-contracting Party to a Co-Co In-License will abide, and will cause all its Affiliates and applicable Sublicensees to abide, by all requirements of each such Co-Co In-License in all material respects (and in any case in all respects in the case that failure to so abide would result in a breach under the Co-Co In-License), to the extent applicable to sublicensees thereunder and to the extent disclosed by the contracting Party to the non-contracting Party, with the understanding that disclosure by the contracting Party of any Co-Co In-License to the non-contracting Party will be deemed disclosure of such requirements of such Co-Co In-License to the non-contracting Party.  In the event of a termination of any Co-Co In-License, the contracting Party agrees, to the extent requested by the non-

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

contracting Party, to reasonably assist the non-contracting Party in securing a direct license from the applicable licensor under any Patents, Materials and Know-How that was licensed to the contracting Party and sublicensed to the non-contracting Party hereunder prior to such termination.  In addition, the contracting Party agrees, if requested by the non-contracting Party, to reasonably assist the non-contracting Party in securing a standby license from the applicable licensor under any Patents, Materials and Know-How that are licensed to the contracting Party and sublicensed to the non-contracting Party hereunder.

[***].

10.License Grants.

10.1Development and Commercialization Licenses by Bluebird.  Subject to the terms and conditions of this CCPS Agreement, Bluebird hereby grants to Celgene:

(a)a co-exclusive (with Bluebird and its Affiliates) license, with the right to sublicense only as permitted by Section 10.3, under Bluebird Licensed IP and Bluebird Regulatory Rights, (i) to Develop (including for clarity, Manufacture) Elected Candidate and Licensed Product for U.S. Administration and (ii) to Commercialize (including for clarity Manufacture) Licensed Product for U.S. Administration;

(b)a worldwide, exclusive (even as to Bluebird) license, with the right to sublicense only as permitted by Section 10.3, under Bluebird Licensed IP and Bluebird Regulatory Rights, (i) Develop (including for clarity, Manufacture (other than Vectors)) Elected Candidate and Licensed Product for ROW Administration and (ii) to Commercialize (including for clarity Manufacture (other than Vectors)) Licensed Product for ROW Administration; and

(c)a worldwide, co-exclusive (with Bluebird and its Affiliates) license, with the right to sublicense only as permitted by Section 10.3, under Bluebird Licensed IP and Bluebird Regulatory Rights, to Manufacture Vectors and associated Payloads for Licensed Product for ROW Administration.

Further, (i) the foregoing licenses to Bluebird Regulatory Rights include the right to reference same, (ii) the licenses to Commercialize granted in this Section 10.1 will cover only the sale and offer for sale of Licensed Product in finished form and not the sale or offer for sale of Vectors and associated Payloads (other than as and to the extent incorporated in the Licensed Product), and (iii) rights to Manufacture Vectors and associated Payloads are included within the scope of the licenses granted to Celgene under this Section 10.1, which rights are subject to the terms and conditions of Section 7.4(b).

10.2Development and Commercialization Covenant Not To Sue by Celgene.

(a)Subject to the terms and conditions of this CCPS Agreement, Celgene agrees that neither it nor its Affiliates will sue, assert any claim against, or otherwise participate in any action or proceeding against Bluebird or any of its Affiliates, sublicensees, contractors (including suppliers and manufacturers) or agents, or cause or authorize any Person to do any of the foregoing, under the Celgene Licensed IP and Celgene Regulatory Rights, with respect to Bluebird’s

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

(i) Development (including for clarity Manufacture) of Elected Candidate and Licensed Product for U.S. Administration and (ii) Commercialization (including for clarity Manufacture) of Licensed Product for U.S. Administration, all as part of the Development & U.S. Commercialization Program; and (iii) Manufacture of Vectors and associated Payloads for Licensed Product for ROW Administration.

(b)Celgene will require that any Person that takes after the CCPS Agreement Effective Date any license or right in or to any Celgene Licensed IP and Celgene Regulatory Rights that is subject to the covenant not to sue in Section 10.2(a) is subject to the covenants not to sue set forth in this Section 10.2.

For clarity, (i) the foregoing covenants not to sue regarding Celgene Regulatory Rights includes the right to reference same, (ii) such covenants not to sue with respect to the Commercialization granted in this Section 10.2 will cover only the sale and offer for sale of Licensed Product in finished form, and (iii) Manufacture of Vectors and associated Payloads is included within the scope of the covenants not to sue granted to Bluebird under this Section 10.2.

10.3Licensing and Sublicensing Rights.

(a)Transfer.  The licenses and covenants granted in Sections 10.1 and 10.2 are transferable only upon a permitted assignment of this CCPS Agreement in accordance with Section 18.12.

(b)Other Licenses.  Either Party can grant licenses to its own Licensed IP to its Affiliates and other Third Parties, subject to the terms of this CCPS Agreement (including the exclusivity and co-exclusivity provided for in the licenses granted in Sections 10.1 and 10.2).

(c)Sublicenses.  The licenses and covenants granted in Sections 10.1 and 10.2 may be sublicensed, in full or in part, by the licensee Party by a written agreement to its Affiliates and Third Parties (with the right to sublicense through multiple tiers), provided, that as a condition precedent to and requirement of any such sublicense:

(i)Celgene will obtain Bluebird’s written consent prior to granting to a Third Party any sublicense of the licenses granted by Bluebird in Section 10.1 with respect to the Development or Commercialization of Licensed Product for U.S. Administration (such consent not to be unreasonably withheld, delayed or conditioned).

(ii)Bluebird will obtain Celgene’s written consent prior to granting to a Third Party any sublicense of the covenant not to sue granted by Celgene in Section 10.2, or any other right to license, with respect to the Development or Commercialization of Licensed Product for U.S. Administration (such consent not to be unreasonably withheld, delayed or conditioned).

(iii)The licensee Party will provide the licensor Party with a copy of any sublicense agreement with a non-Affiliated Sublicensee within thirty (30) days of execution thereof, and to the extent permitted under any Applicable Bluebird In-License, such sublicense agreement may be redacted as necessary to protect commercially sensitive information;

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

(iv)The licensor Party will be responsible for any and all obligations of such Sublicensee as if such Sublicensee were such licensee Party hereunder;

(v)Any such Sublicensee will agree in writing to be bound by substantially identical obligations as such licensee Party hereunder with respect to the activities of such Sublicensee hereunder (and not with respect to the activities of any other), including any Know-How disclosure obligations such licensee Party has to the licensor Party hereunder with respect to the activities of such Sublicensee hereunder (but excluding payment obligations); and

(vi)The licensor Party will be made an express third-party beneficiary of any such Sublicensee’s obligations under such sublicense agreement that relate to compliance with the terms and conditions of this CCPS Agreement.

10.4Exclusivity.

(a)During the CCPS Agreement Term, neither Party nor its Affiliates (nor any others on behalf of or with, or under license (including a covenant not to sue) or sublicense from, such Party or any of its Affiliates) will research, Develop, Manufacture or Commercialize any actual or potential products (including Vectors and associated Payloads) to be used in the Field (which, for the purposes of this Section 10.4(a), will include all indications and will not be limited to cancer) that specifically target the Target Antigen, other than pursuant to this CCPS Agreement (which includes, for avoidance of doubt, research, Development, Manufacture and Commercialization of improved and modified versions of the Licensed Product by Celgene) or any other Development & U.S. Commercialization Agreement (which includes, for avoidance of doubt, research, Development, Manufacture and Commercialization of improved and modified versions of the Licensed Product pursuant to this CCPS Agreement).

(b)Notwithstanding Section 10.4(a), if (i) a Business Combination occurs with respect to either Party with a Third Party or (ii) a Party acquires a Third Party (including by a merger or consolidation) so that such Third Party becomes an Affiliate over which the acquiring Party has control (as defined in the definition of Affiliate), or (iii) a Party acquires all or substantially all of the assets of a Third Party (including any Subsidiaries or divisions thereof) (each of (i), (ii) and (iii), a “Business Acquisition”; such Party, the “Business Party”), and, in each case, the Third Party (or any of such Third Party’s Affiliates or any successors or assigns of such Third Party or such Third Party’s Affiliates, other than the Business Party and its Affiliates as of the Business Acquisition) (a) already has, or the acquired assets contain, as applicable, a program that existed prior to, or was planned prior to and is demonstrably to be implemented shortly after, the Business Acquisition or (b) initiates and pursues a new program following such Business Acquisition, in each case that would otherwise violate Section 10.4(a) (a “Business Program”), then such Third Party (or any of such Third Party’s Affiliates or any successors or assigns of such Third Party or such Third Party’s Affiliates, other than the Business Party and its Affiliates as of the Business Acquisition), as applicable, will be permitted to initiate, pursue and continue such Business Program after such Business Acquisition and such initiation, pursuit and continuation will not constitute a violation of Section 10.4(a); provided however that (A) none of the Bluebird Licensed IP or Celgene Licensed IP, as the case may be, or other Patents, Materials or Know-How

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Controlled by the other Party and, in each case, licensed to the Business Party will be used in the Business Program, and (B) the research or Development activities required under this CCPS Agreement will be conducted separately from any research or Development activities directed to such Business Program, including the maintenance of separate lab notebooks and records (password-protected to the extent kept on a computer network) and separate personnel working on each of the activities under this CCPS Agreement and the activities covered under such Business Program.

[***]

10.5Contract Manufacturers.  Subject to the terms and conditions of this CCPS Agreement, either Party will have the right to appoint by a written agreement “contract manufacturers”, meaning any Third Party or Affiliate of such Party that Manufactures Licensed Product (or components therefor, including for Bluebird, Vectors and associated Payloads) for re-sale, but who itself is not a “Sublicensee” hereunder and thereby exercises “have made” rights granted by the other Party hereunder, as applicable, as well as “contract research organizations” and other providers performing services on a Party’s behalf, none of which will be deemed a “Sublicensee” hereunder.  Such Party will be responsible for any such contract manufacturer, contract research organization or service provider hereunder, and further will require any such contract manufacturer, contract research organization or service provider to agree in writing to comply with Sections 10.6 and 15.

10.6No Implied Rights.  No license, sublicense or other right is or will be created or granted hereunder by implication, estoppel or otherwise.  Any licenses, sublicenses or rights will be granted only as expressly provided in this CCPS Agreement.  Neither Party will practice or otherwise use any Licensed IP of the other Party other than in accordance with the licenses granted in Section 10.1 and Section 10.2, as applicable.

10.7Additional IP; Other In-Licenses.

(a)Additional IP.  Except as set forth in Section 10.7(b), Celgene may, on or after the CCPS Agreement Effective Date, elect to include within the scope of the Bluebird Licensed IP any Know-How, Material, Patent, Regulatory Data, Regulatory Filings or Regulatory Approvals (“Additional Bluebird IP”), that would be Controlled by Bluebird but for required payments of Additional Payments to a Third Party, by (i) providing notice to Bluebird of same and (ii) agreeing to pay and in fact paying all Additional Payments with respect to Celgene’s access or license to such Additional Bluebird IP.  Following Bluebird’s receipt of such notice and subject to Celgene’s performance of its obligations to pay any Additional Payments with respect to Celgene’s access or license to such Additional Bluebird IP, such Additional Bluebird IP will be deemed Bluebird Licensed IP hereunder.  For avoidance of doubt, this Section 10.7(a) does not apply to Know-How, Materials, Patents, Regulatory Data, Regulatory Filings or Regulatory Approvals licensed to Bluebird under the Applicable Bluebird In-Licenses, all of which are deemed Controlled by Bluebird notwithstanding the terms of this Section 10.7(a).

(b)Other In-Licenses.  Celgene may, on or after the CCPS Agreement Effective Date,

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elect to convert any Other In-License to an Applicable New In-License by providing notice to Bluebird of same.  Upon Bluebird’s receipt of such notice, such Other In-License will be an Applicable New In-License hereunder, Appendix B will automatically be updated to include such New In-License and the provisions of this CCPS Agreement applicable to New In-Licenses, including Section 11.1, will apply with respect to such Other In-License.

10.8Section 365(n) of the Bankruptcy Code.  All rights and licenses granted pursuant to any section of this CCPS Agreement are, and will be deemed to be, rights and licenses to “intellectual property” (as defined in Section 101(35A) of title 11 of the United States Code and of any similar provisions of applicable Laws under any other jurisdiction (the “Bankruptcy Code”)).  Each Party agrees that the other Party, as a licensee of rights and licenses under this CCPS Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the Bankruptcy Code or analogous provisions of applicable Law outside the United States, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed to it and all embodiments of such intellectual property, which, if not already in its possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon such other Party’s written request therefor, unless the Party involved in the bankruptcy proceeding elects to continue to perform all of its obligations under this CCPS Agreement or (b) if not delivered under clause (a), following the rejection of this CCPS Agreement by the Party in the bankruptcy proceeding upon written request therefor by the other Party.

11.Payments and Royalties.

11.1Payments for In-Licenses.

(a)United States.  With respect to the Development and Commercialization of Elected Candidate and Licensed Product for U.S. Administration hereunder, if any payments become due under any Applicable Pre-Existing In-License, Applicable New In-Licenses, Co-Co In-Licenses or Celgene Licensed Product In-License during the CCPS Agreement Term, the contracting Party thereto will pay same and such payment will be treated as U.S. Development Expenses or Allowable Expenses, as appropriate, provided [***].

(b)ROW.  With respect to the Development and Commercialization of Elected Candidate and Licensed Product for ROW Administration hereunder (including the Manufacture of Vectors and associated Payloads therefor pursuant to Section 7.4):

(i)Applicable Pre-Existing In-Licenses. If any In-License Payment becomes due under any Applicable Pre-Existing In-License during the CCPS Agreement Term, Bluebird will pay same, provided that Celgene will reimburse Bluebird for any such In-License Payment applicable to ROW Administration within thirty (30) days of Celgene’s receipt of Bluebird’s written invoice therefor, which In-License Payments (other than payments that are royalties) will not exceed [***], and subject to Section 13.1.  Any such reimbursement by Celgene to Bluebird (1) is in addition to and not in lieu of the other payments required by this Section 11 and (2) will

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

not be subject to Section 11.3(d).

(ii)Applicable New In-Licenses.  Celgene may elect to take a sublicense under any New In-License of Bluebird or its Affiliates and upon such election, such New In-License will be an Applicable New In-License hereunder for all purposes.  For the purposes of determining the Parties’ respective payment obligations, all Applicable New In-Licenses as of and following the CCPS Agreement Effective Date will be listed on Appendix B.  If any In-License Payment becomes due under any Applicable New In-License during the CCPS Agreement Term with respect to ROW Administration, Bluebird will pay same and, subject to Section 13.1, Celgene will reimburse Bluebird for (i) [***] of such payment that are royalties, which royalties will be subject to Section 11.3(d), and (ii) [***] of such payment that are not royalties, in each case ((i) and (ii)) within thirty (30) days of receipt of Bluebird’s written invoice therefor.  If Celgene elects to convert an Other In-License to an Applicable New In-License pursuant to Section 10.7(b), Celgene will reimburse Bluebird for [***] of any In-License Payments that became due under such Applicable New In-License during the CCPS Agreement Term with respect to ROW Administration to the same extent as if such Applicable New In-License was designated as such as of the CCPS Agreement Effective Date, including with respect to applicable Patent Costs in accordance with Section 6.1, provided that Bluebird provides Celgene with a reasonable accounting of same.  If any In-License Payments are royalties due under any Applicable New In-License during the CCPS Agreement Term with respect to Licensed Product for ROW Administration, such royalties will be subject to Section 11.3(d).  To the extent that any grant of a sublicense by Celgene or any Sublicensees under an Applicable New In-License triggers a payment obligation under such Applicable New In-License, Bluebird will pay same and Celgene will reimburse Bluebird for [***] of such payment within thirty (30) days of receipt of Bluebird’s written invoice therefor.  To the extent that any grant of a sublicense by Bluebird or any Sublicensees under a Celgene Licensed Product In-License triggers a payment obligation under such Celgene Licensed Product In-License, Celgene will pay same and Bluebird will reimburse Celgene for [***] of such payment within thirty (30) days of receipt of Celgene’s written invoice therefor.

(iii)If any payments become due under any Co-Co In-Licenses during the CCPS Agreement Term with respect to Licensed Product for ROW Administration, the contracting Party will pay same, and further if Bluebird is the contracting Party, Celgene will reimburse Bluebird for such payment within thirty (30) days upon receipt of Bluebird’s written invoice therefor, subject to Section 13.1.  Any such reimbursement by Celgene to Bluebird (1) is in addition to and not in lieu of the other payments required by this Section 11 and (2) will not be subject to Section  11.3(d).  If any payments are royalties due under any Co-Co In-License during the CCPS Agreement Term with respect to Licensed Product for ROW Administration, such royalties will be subject to Section  11.3(d).

(iv)If any payments become due under any Celgene Licensed Product In-License with respect to Licensed Product for ROW Administration, Bluebird will be responsible for [***] of such payments as provided in Section 4.1(e) of the Master Collaboration Agreement, provided that if any such payments are royalties with respect to Licensed Product for ROW Administration,

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such royalties will be subject to Section 11.3(d).

11.2Milestone Payments.

(a)Generally.  Celgene will make milestone payments (each, a “Milestone Payment”) to Bluebird upon the occurrence of each of the milestones events (each, a “Milestone Event”) as set forth below in this Section 11.2.  Each of the Milestone Payments will be payable to Bluebird by Celgene within forty-five (45) days of the achievement of the specified Milestone Event, and such payments when owed or paid will be non-refundable and non-creditable, and not subject to set-off, except as otherwise set forth in 9.1(a), 9.1(b), 17.3(c) and 17.6 hereof or Sections 4.1(e), 4.3 and 10.6 of the Master Collaboration Agreement.  Except with respect to Modified Licensed Products, each of the Milestone Payments are payable only once in total under this CCPS Agreement, whether achieved by one or more Licensed Products.  Notwithstanding the foregoing, Bluebird will be entitled to receive [***] of the Milestone Payments below, other than the Milestone Payment for the first Milestone Event [***], for the [***] for each new Modified Licensed Product.

(b)Development Milestones.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***].

11.3Royalties for Licensed Product for ROW Administration.

(a)Rates.  Subject to the remainder of this Section 11.3, Celgene will pay to Bluebird running royalties, on a Licensed Product-by-Licensed Product basis, based on the total aggregate annual Net Sales by Selling Parties of such Licensed Product for ROW Administration in a given calendar year based on the Royalty Rate in the table set forth below.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

By way of example, in a given calendar year, if the aggregate annual Net Sales for a Licensed Product for ROW Administration is [***], the following royalty payment would be payable for those Net Sales under this Section 11.3(a): [***].

The Parties acknowledge and agree that for the purposes of calculating royalties under this Section 11.3(a), the country of sale for Licensed Product will be deemed to be the country in which such Licensed Product is administered to a patient.

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(b)Royalty Term.  Royalties under Section 11.3(a) will be payable, on a Licensed Product-by-Licensed Product and country-by-country basis, on the Net Sales of any Licensed Product for ROW Administration if at least one of the following two (2) conditions apply:

(i)if one or more Valid Claims within any of Patents included within the Bluebird Licensed IP (including, for clarity, Joint IP) Covers in such country such Licensed Product for ROW Administration; or

(ii)[***].

(c)Royalty Reduction.  If Licensed Product is royalty-bearing only on account of Section 11.3(b)(ii), then the royalty rates set forth in Section 11.3(a) with respect to Net Sales attributable to Licensed Product will be reduced by [***].

(d)Third Party Royalty Payments – ROW Administration.  As provided in Section 11.1(b), if Celgene (or its Sublicensee) is required to pay to a Third Party under any New In-License or Co-Co License or any Celgene Licensed Product In-License, any royalties for Commercialization of Licensed Product for ROW Administration, or if Celgene or its Sublicensee, in its reasonable judgment, is required to obtain a license from any Third Party under any Patent Covering Licensed Product in order to Develop or Commercialize such Licensed Product for ROW Administration, and if Celgene (or its Sublicensee) is required to pay to such Third Party under such license any royalties, and the infringement of such Patent cannot reasonably be avoided by Celgene or its Sublicensee, or if Celgene (or its Sublicensee) is required by a court of competent jurisdiction to pay royalties or lost profits to a Third Party based on a Patent as a result of the such Commercialization (and the infringement of such Patent cannot reasonably be avoided by Celgene or its Sublicensee), then the amount of Celgene’s royalty obligations under this Section 11.3 will be reduced by [***] of the amount of such royalties paid to such Third Party, provided however, that the royalties payable under Section 11.3(a) will not be reduced in any such event below [***] of the amounts set forth in Section 11.3(a) (but as may be further reduced pursuant to Section 11.3(c) or 11.3(e)) for each royalty tier.  Any royalties payable under any Applicable Pre-Existing In-Licenses may not be deducted under this Section 11.3(d) from royalties owed to Bluebird.  Any royalties payable under any Applicable New In-Licenses, Celgene Licensed Product In-Licenses and Co-Co Licenses may be deducted under this Section 11.3(d) from royalties owed to Bluebird.  Celgene (or its Sublicensee) will use its commercially reasonable efforts to minimize the amount of any of the foregoing payments owed to Third Parties.  Prior to Celgene or its Sublicensee exercising its reasonable judgment under this Section 11.3(d), Celgene will provide Bluebird with written notice of a potential need to obtain any license from Third Parties.  The Parties will discuss the best course of action to resolve such potential license requirement(s).  For clarity, the Parties acknowledge and agree that, notwithstanding anything in this CCPS Agreement to the contrary, no royalties or other amounts payable by Celgene (or its Sublicensee) to a Third Party with respect to Licensed Product for U.S. Administration may act to reduce the amount of Celgene’s royalty obligations under this Section 11.3.

(e)[***].

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(f)Additional Royalty Provisions.  The royalties payable under Section 11.3(a) will be subject to the following:

(i)only one royalty will be payable hereunder with respect to each Licensed Product unit;

(ii)royalties when owed or paid hereunder will, except as provided in Section 11.3(b), be non-refundable and non-creditable and not subject to set-off, except as otherwise provided in Sections 9.1(b), 17.3(d) and 17.6 hereof or Sections 4.1(e), 4.3 and 10.6 of the Master Collaboration Agreement; and

(iii)except as expressly set forth in Section 11.3(c), Section 11.3(d) and Section 11.3(e), no other royalty deductions are permitted hereunder

11.4Profit & Loss Share for Licensed Product for U.S. Administration.  The Parties will share in Operating Profit or Loss with respect to Licensed Product for U.S. Administration as follows: Bluebird will bear (and be entitled to) fifty percent (50%), and Celgene will bear (and be entitled to) fifty percent (50%) (the “Profit & Loss Share”).  Procedures for calendar quarterly reporting of actual results and review and discussion of potential discrepancies, quarterly reconciliation, reasonable forecasting, and other finance and accounting matters, are set forth in Appendix F, and to the extent not set forth in Appendix F, will be established by the JGC, subject to Section 11.5(e). Notwithstanding the foregoing, to the extent the Initial Phase 1 Study for the Elected Candidate and Licensed Product is ongoing as of the CCPS Agreement Effective Date, Bluebird shall remain responsible for the Development costs of such Initial Phase 1 Study [***], and the cost of any activities conducted by Bluebird or Celgene [***] in relation to such Initial Phase 1 Study for the Elected Candidate and Licensed Product shall be included in the Profit & Loss Share; [***].

11.5Payment Terms for Milestones and Royalties Due Hereunder.  [***].

[***].

11.6Mutual Convenience of the Parties.  The royalty and other payment obligations set forth hereunder have been agreed to by the Parties for the purpose of reflecting and advancing their mutual convenience, including the ease of calculating and paying royalties and other amounts to Bluebird.

12.Ownership and Inventorship of IP.

12.1Solely-Owned IP.  Subject to Section 12.2, as between the Parties, each Party will own and retain all right, title and interest in and to any and all Know-How and Patents arising therefrom that are discovered, created, conceived, developed or reduced to practice solely by or on behalf of such Party under or in connection with this CCPS Agreement, including as part of the Development & U.S. Commercialization Program (“Solely Owned IP”).  Subject to the licenses hereunder and the other terms and conditions of this CCPS Agreement, each Party will be solely responsible for the Prosecution and Maintenance, and the enforcement and defense, of any Patents within its Solely Owned IP, and the other Party will have no rights with respect thereto.

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12.2Joint IP.  The Parties will jointly own any and all Know-How and Patents arising therefrom that are discovered, created, conceived, developed or reduced to practice jointly by or on behalf of the Parties under or in connection with this CCPS Agreement, including as part of the Development & U.S. Commercialization Program (“Joint IP”).  Each Party will have an undivided one-half interest in and to Joint IP.  Each Party will exercise its ownership rights in and to such Joint IP, including the right to license and sublicense or otherwise to exploit, transfer or encumber its ownership interest, without an accounting or obligation to, or consent required from, the other Party, but subject to the licenses hereunder and the other terms and conditions of this CCPS Agreement, including Section 10.4.  At the reasonable written request of a Party, the other Party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding Joint IP.  Each Party, for itself and on behalf of its Affiliates, licensees and sublicenses, and employees, subcontractors, consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to the other Party a joint and undivided interest in and to all Joint IP.  The Prosecution and Maintenance, and the enforcement and defense, of any Patents within Joint IP will be jointly managed by the Parties on mutually agreeable terms to be entered into by the Parties at the time any such Patents are first filed, provided that (i) all recoveries and Patent Costs arising from the enforcement or defense of any Patents within Joint IP, absent further agreement, will be shared by the Parties in accordance with Section 14.2 (provided that sufficient advance written notice of any such Patent Costs is given to the Party not incurring same) and (ii) Patent Costs incurred in connection with the Prosecution and Maintenance of Patents within Joint IP will be apportioned as set forth in Sections 13.1 and 13.3, provided that in each case ((i) and (ii)), and all recoveries and Patent Costs arising from those activities, absent further agreement, will be shared equally by the Parties (provided that sufficient advance written notice of any such Patent Costs is given to the Party not incurring same), provided that if either Party elects not to pay any such Patent Costs for any such Patent, the Parties will meet and agree upon an equitable way to treat such Patent.

12.3Inventorship.  Inventorship determination for all Patents worldwide arising from any Know-How discovered, created, conceived, developed or reduced to practice by or on behalf of the Parties under or in connection with this CCPS Agreement and thus the ownership thereof will be made in accordance with applicable United States patent Laws.

12.4allocation.  Notwithstanding Sections 12.1 through 12.3, the Patent Committee may allocate ownership of a particular item of intellectual property to improve the prospects of obtaining patent protection with respect to such item of intellectual property, even if such allocation is not in accordance with the terms of Sections 12.1 through 12.3, so long as the Parties mutually agree to such allocation.

13.Patent Prosecution and Maintenance.

13.1Generally.  Subject to Sections 13.2, 13.3 and 13.5, each Party will have the sole right to Prosecute and Maintain Patents within its respective Licensed IP.  Bluebird will use commercially reasonable efforts to, where applicable and permitted under applicable Law and upon Celgene’s reasonable request, separate parent Patent applications within the Bluebird

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Licensed IP into one or more separate Patent applications for Specific Patents, where doing so would not reasonably be expected to materially harm any Patent within the Bluebird Licensed IP or other Patents owned by Bluebird or its Affiliates, provided that the foregoing limitation will not apply to Bluebird Licensed IP that is Collaboration IP. [***].

13.2Input.  Subject to Section 13.5, Each Party will regularly provide the other with copies of all applications for Patents within its respective Licensed IP, and all other material submissions and correspondence with any patent authorities regarding such Patents, in sufficient time to allow for review and comment by the other Party.  In addition, each Party will provide the other Party and its counsel with an opportunity to consult with such Party and its counsel regarding Prosecution and Maintenance of any such Patents within the Field, and such Party will consider in good faith all such comments timely made by such other Party and its counsel. In the event of any disagreement between the Parties, the licensor Party will have the final decision-making authority with respect to the matter involved as long as the licensor Party acts in good faith.

13.3Specific Patents.  Subject to Section 13.5, for any Patent within the Bluebird Licensed IP [***] (each “Specific Patent”), the following will apply: upon Celgene’s written request, and provided that Bluebird reasonably agrees with Celgene that the following Prosecution and Maintenance activities would not materially harm any other Patent within the Bluebird Licensed IP or other Patents owned by Bluebird or its Affiliates (other than Collaboration IP), Celgene will control the Prosecution and Maintenance of the Specific Patents, and notwithstanding anything in Section 13.1 to the contrary, Celgene will be solely responsible for the payment of all related Patent Costs.  In addition, Celgene will provide Bluebird and its counsel with an opportunity to (i) consult with Celgene and its counsel regarding Prosecution and Maintenance of any such Specific Patents, (ii) comment substantively on the Prosecution and Maintenance of such Specific Patents prior to taking any material action, and Celgene will include or reflect all reasonable comments timely made by Bluebird and its counsel.  Celgene acknowledges and agrees that Bluebird may grant similar rights to other exclusive Third Party licensees under any Patent within the Bluebird Licensed IP that has claims Covering only a product that is not a Licensed Product (or its manufacture or use) and no other product (or its manufacture or use), other than Specific Patents.  If the Parties cannot agree whether or not any Patent within the Bluebird Licensed IP is a Specific Patent, or if Bluebird claims that the foregoing Prosecution and Maintenance activities would materially harm any other Patent within the Bluebird Licensed IP or other Patents owned by Bluebird or any of its Affiliates, either of the Parties may refer such dispute to a mutually agreeable, disinterested, conflict-of-interest-free individual not affiliated or consulting with either Party and who has at least fifteen (15) years of patent prosecution experience in the pharmaceutical field.  Any such arbitration will be conducted under the then-current rules of the American Arbitration Association, and the decision of the arbitrator will be final.

13.4Election Not to Prosecute or Maintain or Pay Patent Costs.  Subject to Section 13.5, if a Party elects not (i) to Prosecute or Maintain any Patents within its respective Licensed IP in any particular country before the applicable filing deadline or continue such activities once filed in a particular country, or (ii) to pay the Patent Costs associated with Prosecution or Maintenance of any Patents within the Licensed IP as required by Section 13.1, then in each such case such first

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Party will so notify the other Party, promptly in writing and in good time to enable any deadlines by which an action must be taken to preserve such Patent in such country to be met, in [***].  Upon receipt of each such notice by such first Party, such other Party will have the right, but not the obligation, to notify such first Party in writing on a timely basis that such other Party will continue the Prosecution or Maintenance of such Patent on terms the Parties shall mutually agree; it being understood that only U.S. Patents controlled by Celgene will be subject to this sentence.  Notwithstanding the foregoing, upon receipt of each such notice by Bluebird, Celgene will have the right, but not the obligation, to notify Bluebird in writing on a timely basis that Celgene will assume control of the Prosecution or Maintenance of such Patent within the Bluebird Licensed IP, and bear the Patent Costs thereafter incurred by Celgene with respect thereto.  In addition, Celgene will provide Bluebird and its counsel with an opportunity to (i) consult with Celgene and its counsel regarding Prosecution and Maintenance of any such Patents, (ii) comment substantively on the Prosecution and Maintenance of such Patents prior to taking any material action, and Celgene will include or reflect all reasonable comments timely made by Bluebird and its counsel.  If after making such election, Celgene elects not to pay the Patent Costs associated with Prosecution or Maintenance of any such Patent, then in each such case Celgene will so notify Bluebird and on the ninetieth (90th) day after Bluebird’s receipt of such notice such Patent will no longer be licensed to Celgene hereunder and will no longer be included within the “Bluebird Licensed IP” hereunder.

13.5Third Party Rights.  To the extent that a Third Party licensor of a Party has retained any right to Prosecute or Maintain any Patent within such Party’s Licensed IP licensed to the other Party hereunder, or otherwise be involved in such activities, such Party will use commercially reasonable efforts to cause such Third Party licensor to take the actions specified by this Section 13 (including Sections 13.6 and 13.7) in a manner consistent with the in-license applicable thereto, but such Party will not be deemed to be in breach of its obligations under this Section 13 if, after using such commercially reasonable efforts, it is unable to comply with such obligations because of actions taken or not taken by such Third Party licensor.

13.6Patent Extensions.  Subject to the remainder of this Section 13.6, if any election for patent term restoration, adjustment or extension, supplemental protection certificate or any of their equivalents may be made with respect to any Patent within the Licensed IP, after consultation through the JGC.  If the Parties are not able to reach mutual agreement, (i) Celgene will have the sole right to make the final decision whether or not to seek such patent term restoration, adjustment or extension, supplemental protection certificate or any of their equivalents with respect to Specific Patents and Patents within the Collaboration IP licensed to Celgene hereunder and the Celgene Licensed IP, and (ii) Bluebird will have the sole right to make the final decision whether or not to seek such patent term restoration, adjustment or extension, supplemental protection certificate or any of their equivalents with respect to all other Patents within the Bluebird Licensed IP.

13.7Regulatory Exclusivity Periods.  With respect to any Patent listings required for any Regulatory Exclusivity Periods for Product, the Parties will mutually agree on which Patents within the Licensed IP to list, provided that if the Parties are not able to agree, Celgene will have the right to make the final decision, and provided further that the exercise of such right by Celgene

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will not increase or otherwise change the rights or obligations of the Parties hereunder.

13.8Cooperation.  Each Party will reasonably cooperate with the other Party in the Prosecution and Maintenance of Patents within the Licensed IP.  Such cooperation includes promptly executing all documents, or requiring inventors, subcontractors, employees and consultants and agents of such Party and its Affiliates and Sublicensees to execute all documents, as reasonable and appropriate so as to enable the Prosecution and Maintenance of any such Patents in any country.

13.9Patent Marking.  For Licensed Product for U.S. Administration, the JGC will determine the Patent marking requirements in accordance with applicable Law.  For Licensed Product for ROW Administration, Celgene will mark, and will cause all other Selling Parties to mark, Product with all Patents within the Bluebird Licensed IP in accordance with applicable Law, which marking obligation will continue for as long as (and only for as long as) required under applicable Law.

13.10Common Interest Disclosures.  With regard to any information or opinions disclosed pursuant to this CCPS Agreement by one Party to the other Party regarding Prosecution and Maintenance of Patent within the Licensed IP, or enforcement of intellectual property and/or technology by or against Third Parties, Bluebird and Celgene agree that they have a common legal interest in determining the ownership, scope, validity and/or enforcement of the Licensed IP, and whether, and to what extent, Third Party intellectual property rights may affect the conduct of the Development and Commercialization of any Licensed Product, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the Development or Commercialization of any Licensed Product.  Accordingly, the Parties agree that all such information and materials obtained by the Parties from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement.  All such information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable.  By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials.  Neither Party will have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor will the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party.  This Section 13.10 will be subject to any right granted by either Party to any Third Party, provided that the grant of such right to such Third Party does not conflict with the other Party’s rights or the first Party’s obligations under this CCPS Agreement.

14.Patent Enforcement and Defense.

14.1Notice.  Each Party will promptly notify, in writing, the other Party upon learning of any actual or suspected Competitive Infringement of any Patents within the Licensed IP by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of any Patents within the Licensed IP, and will, along with such notice, supply the other Party with any evidence in its

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possession pertaining thereto.  For purposes of this CCPS Agreement, “Competitive Infringement” means any allegedly infringing activity in the Field (which, for the purposes of this definition, will include all indications and will not be limited to cancer) with respect to a Patent within the Licensed IP, which activity (i) falls within the scope then in effect of the licenses granted by Bluebird to Celgene as set forth in Sections 10.1 and 10.2, (ii) is subject to Section Error! Reference source not found., or (iii) would be competitive with a Licensed Product and targets the same Target Antigen as such Licensed Product.

14.2Enforcement and Defense.

[***].

15.Confidentiality.

The Parties acknowledge and agree that terms of this CCPS Agreement and all Materials, ideas and information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, which are transferred, disclosed or made available by a Party or at the request of a Party, including any of the foregoing of Third Parties, will be subject to the provisions of Section 8 of the Master Collaboration Agreement. The Parties agree to issue a joint press release promptly following the CCPS Agreement Effective Date.  A redacted version of this CCPS Agreement will be agreed to by the Parties and shall be consistent with the corresponding redacted version of this CCPS Agreement in such manner as is provided in Section 8.3 of the Master Collaboration Agreement.

16.Warranties; Limitations of Liability; Indemnification.

16.1Representations and Warranties.  Each Party represents and warrants to the other as of the CCPS Agreement Effective Date that it has the legal right and power to enter into this CCPS Agreement, to extend the rights and licenses granted or to be granted to the other in this CCPS Agreement, and to fully perform its obligations hereunder.

16.2Additional Representations and Warranties of Bluebird.  Except as set forth in Schedule 16.2, Bluebird represents and warrants to Celgene that, as of the CCPS Agreement Effective Date:

(a)Licensed IP.  Appendix G sets forth a complete and accurate list of all Patents included in the Bluebird Licensed IP, indicating the owner, licensor and/or co-owner(s), if applicable, and, for any Elected Candidate and Licensed Product-relevant subject matter or Materials, if no Patent is specifically licensed, a list of all subject matter or Materials that are included in the Bluebird Licensed IP, including those licensed under a materials use license or equivalent.  Bluebird Controls the Patents listed on Appendix G and the Know-How within the Bluebird Licensed IP, and is entitled to grant the licenses specified herein.  Bluebird has not granted to any Third Party any rights or licenses under such Patents or Know-How within the Bluebird Licensed IP that would conflict with the licenses granted to Celgene hereunder.

(b)Third Party Agreements.  The Applicable Bluebird In-Licenses are valid and binding obligations of Bluebird and, to the Knowledge of Bluebird, the applicable licensor, enforceable against Bluebird and, to the Knowledge of Bluebird, the applicable licensor, in

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accordance with their terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, moratorium and other similar Laws of general application relating to or affecting creditors’ rights generally.  Neither Bluebird nor any of its Affiliates has received any notice of any counterparty’s intention to terminate any Applicable Bluebird In-License in whole or in part or any notice requesting any amendment, alteration or modification of such Applicable Bluebird In-License or any sublicense or assignment thereunder.  There is no breach or default, or event which upon notice or the passage of time, or both, would give rise to any breach or default, in the performance of any Applicable Bluebird In-License by Bluebird or any of its Affiliates or, to the Knowledge of Bluebird, the counterparty thereto, and Bluebird has not received any notice of any such breach, default or event.  Except for the Applicable Bluebird In-Licenses, neither Bluebird nor any of its Affiliates is a party to any license, sublicense or other agreement pursuant to which Bluebird or such Affiliate has received a license or other rights relating to the Elected Candidate or Licensed Product.  All Patents and Know-How licensed to Bluebird under the Applicable Bluebird In-Licenses are Controlled by Bluebird for purposes of the licenses granted to Celgene under this CCPS Agreement.

(c)Patents.  To Bluebird’s Knowledge, the Patents listed on Appendix G have been procured or are being procured from the respective patent offices in accordance with applicable Law.  None of the Patents included in the Bluebird Licensed IP is or has been involved in any opposition, cancellation, interference, reissue or reexamination proceeding, and no Bluebird Licensed IP is the subject of any judicial, administrative or arbitral order, award, decree, injunction, lawsuit, proceeding or stipulation.  Neither Bluebird nor any of its Affiliates has received any notice alleging that the Patents in the Bluebird Licensed IP are invalid or unenforceable, or challenging Bluebird’s ownership of or right to use any such rights.

(d)No Conflicts.  The execution, delivery and performance by Bluebird of this CCPS Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of or constitute a default under any understanding, contract or agreement to which Bluebird is a party or by which it is bound.  Neither Bluebird nor any of its Affiliates has entered into any agreement or otherwise licensed, granted, assigned, transferred, conveyed or otherwise encumbered or disposed of any right, title or interest in or to any of its assets, including any intellectual property rights, that would in any way conflict with or impair the scope of any rights or licenses granted to Celgene hereunder.

(e)Outlicenses.  Appendix H sets forth a complete and accurate list of all agreements relating to the licensing, sublicensing or other granting of rights by Bluebird to any Person with respect to the Bluebird Licensed IP and the Target Antigen, and Bluebird has provided complete and accurate copies of all such agreements to Celgene.  Except for the Applicable Bluebird In-Licenses, Bluebird and its Affiliates are not subject to any payment obligations to Third Parties as a result of the execution or performance of this CCPS Agreement.  Neither Bluebird nor any of its Affiliates has granted any liens or security interests on the Bluebird Licensed IP and the Bluebird Licensed IP is free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien or charge of any kind.

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(f)No Proceedings.  There is no action, suit, proceeding or investigation pending or, to the Knowledge of Bluebird, currently threatened in writing against or affecting Bluebird that questions the validity of this CCPS Agreement or the right of Bluebird to enter into this CCPS Agreement or consummate the transactions contemplated hereby.

(g)No Infringement.  Neither Bluebird nor any of its Affiliates has received any notice of any claim that any Patent, Know-How or other intellectual property Controlled by a Third Party would be infringed or misappropriated by the production, use, research, Development, Manufacture or Commercialization of the Elected Candidate or Licensed Product pursuant to this CCPS Agreement, and, to the Knowledge of Bluebird, there are no Patents, Know-How or other intellectual property owned by a Third Party and not included in the Bluebird Licensed IP or Bluebird In-Licensed IP that are necessary for the production, use, research, Development, Manufacture or Commercialization of Elected Candidate or Licensed Product.

16.3Additional Representations and Warranties of Celgene.  Except as set forth in Schedule 16.3, Celgene represents and warrants to Bluebird that, as of the CCPS Agreement Effective Date:

(a)No Conflicts.  The execution, delivery and performance by Celgene of this CCPS Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of or constitute a default under any understanding, contract or agreement to which Celgene is a party or by which it is bound.  Neither Celgene nor any of its Affiliates has entered into any agreement or otherwise licensed, granted, assigned, transferred, conveyed or otherwise encumbered or disposed of any right, title or interest in or to any of its assets, including any intellectual property rights, that would in any way conflict with or impair the scope of any rights or licenses granted to Bluebird hereunder.

(b)No Proceedings.  There is no action, suit, proceeding or investigation pending or, to the Knowledge of Celgene, currently threatened in writing against or affecting Celgene that questions the validity of this CCPS Agreement or the right of Celgene to enter into this CCPS Agreement or consummate the transactions contemplated hereby.

16.4Disclaimers.  Without limiting the respective rights and obligations of the Parties expressly set forth herein, each Party specifically disclaims any guarantee that any Licensed Product will be successful, in whole or in part. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS CCPS AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY PATENTS, KNOW-HOW, ELECTED CANDIDATE OR LICENSED PRODUCT, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY PATENT RIGHTS, TITLE, QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS.

16.5[***].

16.6Performance by Others.  The Parties recognize that each Party may perform some or all of its obligations under this CCPS Agreement through Affiliates and permitted subcontractors

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provided, however, that each Party will remain responsible and liable for the performance by its Affiliates and permitted subcontractors and will cause its Affiliates and permitted subcontractors to comply with the provisions of this CCPS Agreement in connection therewith.

16.7Indemnification.

(a)Indemnification by Celgene.  Celgene will indemnify Bluebird, its Affiliates and their respective directors, officers, employees, Third Party licensors and agents, and their respective successors, heirs and assigns (collectively, “Bluebird Indemnitees”), and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) against the Bluebird Indemnitees arising from or occurring as a result of: (i) the material breach by Celgene of any term of this CCPS Agreement; (ii) any gross negligence or willful misconduct on the part of Celgene in performing its obligations under this CCPS Agreement; (iii) the Development or Commercialization by or on behalf of Celgene or any of its Affiliates or Sublicensees of Elected Candidate or Licensed Product for ROW Administration, and (iv) [***], except in each case for those Losses for which Bluebird has an obligation to indemnify Celgene pursuant to Section 16.7(b), as to which Losses each Party will indemnify the other to the extent of their respective liability; provided, however, that Celgene will not be obligated to indemnify Bluebird Indemnitees for any Losses to the extent that such Losses arise as a result of gross negligence or willful misconduct on the part of an Bluebird Indemnitee.

(b)Indemnification by Bluebird.  Bluebird will indemnify Celgene, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, “Celgene Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims against the Celgene Indemnitees arising from or occurring as a result of: (i) the material breach by Bluebird of any term of this CCPS Agreement; (ii) any gross negligence or willful misconduct on the part of Bluebird in performing its obligations under this CCPS Agreement; or (iii) the Development by or on behalf of Bluebird or any of its Affiliates or Sublicensees of Elected Candidate or Licensed Product, except in each case for those Losses for which Celgene has an obligation to indemnify Bluebird pursuant to Section 16.7(a), as to which Losses each Party will indemnify the other to the extent of their respective liability for the Losses; provided, however, that Bluebird will not be obligated to indemnify the Celgene Indemnitees for any Losses to the extent that such Losses arise as a result of gross negligence or willful misconduct on the part of a Celgene Indemnitee.

(c)Notice of Claim.  All indemnification claims provided for in Sections 16.7(a) and 16.7(b) will be made solely by such Party to this CCPS Agreement (the “Indemnified Party”).  The Indemnified Party will promptly notify the indemnifying Party (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which the Indemnified Party intends to base a request for indemnification under Section 16.7(a) and 16.7(b), but in no event will the indemnifying Party be liable for any Losses that result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and

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estimated amount of such Loss (to the extent that the nature and amount of such Loss is known at such time).  The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

(d)Defense, Settlement, Cooperation and Expenses.

(i)Control of Defense.  At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the indemnifying Party’s receipt of an Indemnification Claim Notice, provided however that (A) the Third Party Claim solely seeks monetary damages and (B) the indemnifying Party expressly agrees in writing that as between the indemnifying Party and the Indemnified Party, the indemnifying Party will be solely obligated to satisfy and discharge the Third Party Claim in full and is able to reasonably demonstrate that it has sufficient financial resources (the matters described in (A) and (B), the “Litigation Conditions”).  The assumption of the defense of a Third Party Claim by the indemnifying Party will not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor will it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification.  Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party (the indemnifying Party will consult with the Indemnified Party with respect to a possible conflict of interest of such counsel retained by the indemnifying Party).  The Indemnified Party may, at any time, assume the defense of a Third Party Claim if at any time the Litigation Conditions are not satisfied with respect to such Claim.  In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim.  Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 16.7(d)(ii) the indemnifying Party will not be liable to the Indemnified Party for any legal costs or expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim.  In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party will reimburse the indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Third Party Claims incurred by the indemnifying Party in its defense of the Third Party Claim.

(ii)Right to Participate in Defense.  Without limiting Section 16.7(d)(i), any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (i) the employment thereof has been specifically authorized by the indemnifying Party in writing, (ii) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 16.7(d)(i) (in which case the Indemnified Party will control the defense), (iii) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse

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to prohibit the representation by the same counsel of both Parties under applicable Law, ethical rules or equitable principles, or (iv) the indemnifying Party no longer satisfies the Litigation Conditions, in which case the indemnifying Party will assume [***] of any such costs and expenses of counsel for the Indemnified Party.

(iii)Settlement.  With respect to any Third Party Claims that relate solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, and subject to the Litigation Conditions being satisfied, the indemnifying Party will have the sole right to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate.  With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 16.7(d)(i), the indemnifying Party will have authority to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, delayed or conditioned).  The indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnified Party that is reached without the prior written consent of the indemnifying Party.  Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld, delayed or conditioned.

(iv)Cooperation.  If the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnified Party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.  Such cooperation will include access during normal business hours afforded to indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket costs and expenses in connection therewith.

(v)Costs and Expenses.  Except as provided above in this Section 16.7(d), the costs and expenses, including attorneys’ fees and expenses, incurred by the Indemnified Party in connection with any claim will be reimbursed on a calendar quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

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16.8Insurance.  Each Party will maintain at its sole cost and expense, an adequate liability insurance or self-insurance program (including product liability insurance) to protect against potential liabilities and risk arising out of activities to be performed under this CCPS Agreement, and any agreement related hereto and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the U.S. pharmaceutical industry for the activities to be conducted by such Party under this CCPS Agreement.  Subject to the preceding sentence, such liability insurance or self-insurance program will insure against all types of liability, including personal injury, physical injury or property damage arising out of the manufacture, sale, use, distribution or marketing of Licensed Product.  The coverage limits set forth herein will not create any limitation on a Party’s liability to the other under this CCPS Agreement.

16.9U.S. Administration Liabilities. In the event that either Party (i) incurs any Losses in connection with a Third Party Claim for personal injury or death caused by the use of Licensed Product for U.S. Administration, or (ii) is required to make payments to any Third Party in order to acquire a license or other rights under Patents or Know-How necessary for the Development, Manufacture or Commercialization of Licensed Product for U.S. Administration (collectively, “U.S. Administration Liabilities”), such U.S. Administrative Losses arising from or occurring as a result of the performance, in good faith, of the Development, Manufacture or Commercialization of Licensed Product for U.S. Administration in accordance with this CCPS Agreement will be charged to such Party’s Operating Profit or Loss under the Profit & Loss Share, provided that Operating Profit or Loss will not include U.S. Administration Liabilities of a Party or its Affiliates: (1) that are caused by a breach of this CCPS Agreement by such Party or its Affiliates; (2) incurred with respect to or allocable to products other than Licensed Product for U.S. Administration; or (3) that are subject to indemnification by such Party pursuant to Section 16.7 (and for clarity, if a Third Party makes a Third Party Claim directly against Bluebird (or any of its Affiliates) or Celgene (or any of its Affiliates), respectively, that would otherwise be indemnified by Bluebird or Celgene, respectively, if such Third Party Claim had been made against the other Party (or any of its Affiliates), then U.S. Administration Liabilities incurred by Bluebird or Celgene in connection with such direct Third Party Claim will not be included in the calculation of Operating Profit or Loss).

17.Term and Termination.

17.1Term.  This CCPS Agreement will commence as of the CCPS Agreement Effective Date and, unless sooner terminated in accordance with the terms hereof or by mutual written consent, will continue on a country-by-country basis, until there are no more payments owed one or the other Party on Licensed Product in such country (the longest such period of time for any Licensed Product hereunder, the “CCPS Agreement Term”); for clarity, unless sooner terminated in accordance with the terms hereof or by mutual written consent, this CCPS Agreement Term will continue in all events until Licensed Product is no longer being Developed or Commercialized in the United States.  Upon there being no more such payments hereunder for any such Licensed Product in such country (other than the United States), the licenses contained in Section 10.1 will become fully paid up and will remain exclusive with respect to such Licensed Product in such country.

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17.2Termination by Bluebird.

(a)Breach.  Bluebird will have the right to terminate this CCPS Agreement in full upon delivery of written notice to Celgene in the event of any material breach by Celgene of any terms and conditions of this CCPS Agreement in a manner that fundamentally frustrates the transactions contemplated by this CCPS Agreement, provided that such termination will not be effective if such breach, has been cured within [***] after written notice thereof is given by Bluebird to Celgene specifying the nature of the alleged breach (or, if such default cannot be cured within such [***] after such notice if Celgene commences actions to cure such default within such [***] and thereafter diligently continues such actions, but fails to cure the default by the end of such [***]; provided, however, that to the extent such material breach involves the failure to make a payment when due, such breach must be cured within [***] after written notice thereof is given by Bluebird to Celgene.

(b)[***].

(c)Termination of the Profit & Loss Share.  Bluebird will have the right to terminate the Profit & Loss Share by delivering written notice to Celgene, such termination to be effective [***] following the date of such notice.  Promptly following such notice, the Parties will enter into a license agreement with respect to the United States and the ROW, which agreement will be substantially identical to the License Agreement, with such changes that the Parties may, acting reasonably, mutually agree are required in order to address any specific facts or circumstances existing at the time of such termination.  The Parties will enter into such license agreement no later than the effective date of such termination and, if such license agreement is not entered into prior the expiration of such [***], upon execution, the effective date of such license agreement will be deemed to be the effective date of such termination.  For clarity, (i) termination of the Profit & Loss Share pursuant to this Section 17.2(c) will not release Bluebird from any obligation or liability which, at the time of the effective date of such termination, has already accrued to Celgene or which is attributable to a period prior to the effective date of such termination, and (ii) any events that have already occurred before the effective date of such termination (such as achievement of any milestones) will not trigger any payment obligation by Celgene to Bluebird under such executed license agreement (other than, for clarity, the Milestone Payment based on the Pivotal Study if not already paid or accrued under this CCPS Agreement).

17.3Termination by Celgene.

(a)Breach.  Celgene will have the right to terminate this CCPS Agreement in full upon delivery of written notice to Bluebird in the event of any material breach by Bluebird of any terms and conditions of this CCPS Agreement in a manner that fundamentally frustrates the transactions contemplated by this CCPS Agreement, provided that such termination will not be effective if such breach has been cured within [***] after written notice thereof is given by Celgene to Bluebird specifying the nature of the alleged breach (or, if such default cannot be cured within such [***], within [***] after such notice if Bluebird commences actions to cure such default within such [***] and thereafter diligently continues such actions, but fails to cure the default by the end of such [***]).

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(b)Discretionary Termination.  Beginning with [***], Celgene will have the right to terminate this CCPS Agreement in full, at its discretion for any reason, by delivering written notice to Bluebird, such termination to be effective [***] following the date of such notice.

(c)[***].

(d)Alternative to Termination Under Section 17.3(a).  If Celgene has the right to terminate this CCPS Agreement under Section 17.3(a) or 17.3(c) (including expiration of all applicable cure periods thereunder), in lieu of exercising such termination right, Celgene may elect once by written notice to Bluebird before the end of such applicable cure period to have this CCPS Agreement continue in full force and effect and instead have, starting immediately after the end of such applicable cure period, any future Milestone Payments set forth in Section 11.2(b) and the royalty rates set forth in the table set forth in Section 11.3(a) be reduced by [***], provided that such reduction will not apply if such future Milestone Payments and royalty rates have already been reduced pursuant to Section 11.4(c) of the Master Collaboration Agreement.

17.4Effects of Termination or Expiration.  Upon termination (but not expiration pursuant to Section 17.1) of this CCPS Agreement for any reason:

(a)Wind Down. Celgene will responsibly wind-down, in accordance with accepted pharmaceutical industry norms and ethical practices, any on-going clinical studies for which it has responsibility hereunder in which patient dosing has commenced or, if reasonably practicable and requested by Bluebird, allow Celgene, its Affiliates or its Sublicensees to complete such trials.  Celgene will be responsible for any costs associated with such wind-down.  Bluebird will pay all costs incurred by either Party to complete such studies should Bluebird request that such studies be completed.

(b)Sublicenses.  A termination of this CCPS Agreement will not automatically terminate any sublicense granted by Celgene pursuant to Section 10.3 for Commercialization rights with respect to a non-Affiliated Sublicensee, provided that (i) such Sublicensee is not then (a) in material breach of any provision of this CCPS Agreement or (b) in material breach of the applicable sublicense agreement or otherwise in breach of such sublicense agreement in a manner that would give rise to a right of termination on the part of Celgene, (ii) if Bluebird terminates this CCPS Agreement pursuant to Section 17.2(a) for Celgene’s failure to fulfill its payment obligations hereunder, such Sublicensee agrees to and does pay to Bluebird all outstanding amounts that accrued as a result of such Sublicensee’s activities under the sublicense, (iii) Bluebird will have the right to step into the role of Celgene as sublicensor under any such sublicense executed after the CCPS Agreement Effective Date, with all the rights that Celgene had under such sublicense, solely with respect to the Bluebird Licensed IP, prior to termination of this CCPS Agreement (including the right to receive any payments to Celgene by such Sublicensee that accrue from and after the date of the termination of this CCPS Agreement solely with respect to the Bluebird Licensed IP), (iv) such Sublicensee will pay to Bluebird all amounts that Celgene would have been obligated to pay to Bluebird hereunder with respect to such Sublicensee’s activities had this CCPS Agreement not terminated (less any amounts received by Bluebird in clause (iii) above) and (v) the survival of such sublicense will not result in an imposition of any additional obligations

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on the part of Bluebird that are not included within the scope of this CCPS Agreement.  Celgene will include in any sublicense agreement executed after the CCPS Agreement Effective Date that relates solely to the Bluebird Licensed IP a provision in which said Sublicensee acknowledges its obligations to Bluebird under this Section 17.4(b).

(c)Cessation of Rights.  Except as otherwise expressly provided in this Section 17, all rights and licenses granted by Bluebird to Celgene in Section 10.1 will terminate, and all rights granted by Celgene to Bluebird in Section 10.2 will terminate, and Celgene and its Affiliates and Sublicensees will cease all use of Bluebird Licensed IP and all Development and Commercialization of Elected Candidate and Licensed Product.

(d)Regulatory Approvals.  To the extent permitted by applicable Law, and subject to Bluebird paying commercially reasonable compensation to Celgene for the assets to be transferred pursuant to this Section 17.4(d) (such compensation to either be mutually agreed to or determined through arbitration as provided in Section 17.4(g) below, and such compensation to be reduced by [***] from what would be commercially reasonable compensation if this CCPS Agreement is terminated by Bluebird pursuant to Section 17.2(a)), all Regulatory Approvals and other regulatory filings and communications owned (in whole or in part) or otherwise Controlled by Celgene and its Affiliates and Sublicensees solely relating to the Elected Candidate and/or Licensed Product, and all other documents solely relating to and necessary to further Develop and Commercialize Elected Candidate and Licensed Product, as such items exist as of the effective date of such termination (including all solely related completed and ongoing clinical studies) will be assigned to Bluebird, and Celgene will provide to Bluebird one (1) copy of the foregoing and all documents contained in or referenced in any such items, together with the raw and summarized data for any clinical studies (and where reasonably available, electronic copies thereof).  In the event of failure to obtain assignment, subject to the Parties agreeing on commercially reasonable compensation for the right to access and reference, Celgene hereby consents and grants to Bluebird the right to access and reference (without any further action required on the part of Celgene, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such item.

(e)Licenses.  Subject to Bluebird paying (i) commercially reasonable compensation to Celgene for the licenses to be granted pursuant to subsection (1) of this Section 17.4(e) (such compensation to either be mutually agreed to or determined through arbitration as provided in Section 17.4(g) below, and such compensation to be reduced by [***] from what would be commercially reasonable compensation if this CCPS Agreement is terminated by Bluebird pursuant to Section 17.2(a)), and (ii) amounts payable to Celgene’s licensors as set forth below, Celgene will grant to Bluebird and its Affiliates (1) a worldwide, perpetual and irrevocable, nontransferable (except in connection with a permitted assignment of this CCPS Agreement in accordance with Section 18.12), exclusive license, with the right to grant sublicenses through multiple tiers (subject to Section 10.3, mutatis mutandis), under Celgene Licensed Product IP, and (2) an exclusive sublicense under the Celgene Licensed Product In-Licensed IP, in each case ((1) and (2)) to the extent such Celgene Licensed Product IP and Celgene Licensed Product In-Licensed IP are used in or Cover the Licensed Product as of the effective date of termination and to the extent such Celgene Licensed Product IP and Celgene Licensed Product In-Licensed IP exist as of

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the effective date of such termination (including in each case any additions, divisions, continuations, continuations-in-part, invention certificates, substitutions, reissues, reexaminations, extensions, registrations, supplementary protection certificates and renewals of such Celgene Licensed Product IP and Celgene Licensed Product In-Licensed IP), solely to the extent necessary to research, Develop, Manufacture and Commercialize the Elected Candidate and Licensed Product.  With respect to grants of a sublicense under subsection (2) above, Bluebird will be responsible for all amounts payable to the applicable licensor, excluding maintenance fee payments, payments that are triggered by the grant of a sublicense (but including payments triggered by further grants of sublicenses by Bluebird or its sublicensees) and Patent Costs, that are attributable to Bluebird as a sublicensee thereunder under this CCPS Agreement, and Celgene will pay same and Bluebird will reimburse Celgene for [***] percent ([***]%) of such payments within thirty (30) days of receipt of Celgene’s written invoice therefor.  Celgene will provide Bluebird with copies of all applicable Celgene Licensed Product In-Licenses promptly following the effective date of the termination of this License Agreement. The Prosecution and Maintenance and enforcement and defense rights and obligations of the Parties with respect to any Patents licensed or sublicensed to Bluebird pursuant to this Section 17.4(e) will be discussed and agreed to by the Parties, with the understanding that such Prosecution and Maintenance and enforcement and defense rights and obligations will be substantially similar to those set forth in Section 13, with the roles of Bluebird and Celgene reversed (and such other changes as are appropriate from the context, and taking into account any rights retained by a Third Party licensor of Celgene to Prosecute and Maintain or enforce and defend any Patent sublicensed to Bluebird under this Section 17.4(e)).

(f)Trademarks.  Subject to Bluebird paying commercially reasonable compensation to Celgene for the license to be granted pursuant to this Section 17.4(f) (such compensation to either be mutually agreed to or determined through arbitration as provided in Section 17.4(g) below, and such compensation to be reduced by [***] from what would be commercially reasonable compensation if this CCPS Agreement is terminated by Bluebird pursuant to Section 17.2(a)), Celgene will exclusively license to Bluebird any registered or unregistered trademarks or internet domain names that are specific to and solely used for the Licensed Product worldwide (it being understood that the foregoing will not include any trademarks or internet domain names that contain the corporate or business name(s) of Celgene).

(g)Commercially Reasonable Compensation.  If the Parties are unable to agree on the amount of commercially reasonable compensation payable by Bluebird to Celgene pursuant to Sections 17.4(d), 17.4(e) or 17.4(f) within ten (10) days of the effective date of termination of this CCPS Agreement, [***].

(h)Country Termination.  If this CCPS Agreement is terminated only with respect to a specific country pursuant to Section 11.2(b) or Section 11.3(c), the provisions of this Section 17.4 will apply only with respect to such terminated country.

17.5Survival.  In addition to the termination consequences set forth in Section 17.4, the following provisions will survive termination or expiration of this CCPS Agreement: Sections 1,

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4.3, 8.2, 8.3(b), 10.3(c) (mutatis mutandis with respect to licenses granted to Bluebird under Section 17.4, but excluding subsections (i) and (ii) of Section 10.3(c)), 10.6, 10.8, 11.5, 11.6, 12, 15, 16.3, 16.4, 16.6, 16.7, 16.8, 17.4, 17.5, 17.6 and 18, and Appendix F (to the extent required to provide for a true up of Operating Profit or Losses during the term of this CCPS Agreement following termination of this CCPS Agreement).  Termination or expiration of this CCPS Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this CCPS Agreement nor prejudice either Party’s right to obtain performance of any obligation.  All other rights and obligations will terminate upon expiration of this CCPS Agreement.

17.6Right to Set-off.  Notwithstanding anything to the contrary in this CCPS Agreement, each Party has the right at all times to retain and set off against all amounts due and owing to the other Party as determined in a final judgment any damages recovered by such Party for any Losses incurred by such Party.

18.General Provisions.

18.1Cumulative Remedies and Irreparable Harm.  All rights and remedies of the Parties hereunder will be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at law or otherwise.  Each Party acknowledges and agrees that breach of any of the terms or conditions of this CCPS Agreement would cause irreparable harm and damage to the other and that such damage may not be ascertainable in money damages and that as a result thereof the non-breaching Party would be entitled to seek from a court equitable or injunctive relief restraining any breach or future violation of the terms contained herein by the breaching Party without the necessity of proving actual damages or posting bond.  Such right to equitable relief is in addition to whatever remedies either Party may be entitled to as a matter of law or equity, including money damages.

18.2Business Combination and IP.

(a)Bluebird Business Combination.  Notwithstanding anything to the contrary herein, for purposes of this CCPS Agreement, no Know-How, Materials, Patents, Regulatory Data, Regulatory Filings or Regulatory Approvals not Controlled by Bluebird or any of its Affiliates prior to a Business Combination of Bluebird will be Controlled for purposes of this CCPS Agreement after such Business Combination of Bluebird, other than (i) Applicable Bluebird In-Licenses to the extent in effect immediately prior to such Business Combination of Bluebird, (ii) Collaboration IP, and (iii) any Patent that claims priority, directly or indirectly, to any other Patent first Controlled before such Business Combination of Bluebird will be Controlled thereafter no matter when such Patent is filed or issued.

(b)Celgene Business Combination.  Notwithstanding anything to the contrary herein, for purposes of this CCPS Agreement, no Know-How, Materials, Patents Regulatory Data, Regulatory Filings or Regulatory Approvals not Controlled by Celgene or any of its Affiliates prior to a Business Combination of Celgene will be Controlled for purposes of this CCPS

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Agreement after such Business Combination of Celgene, other than Collaboration IP, and except that any Patent that claims priority, directly or indirectly, to any other Patent first Controlled before such Business Combination of Celgene will be Controlled thereafter no matter when such Patent is filed or issued.

18.3Relationship of Parties.  Nothing in this CCPS Agreement, other than as described in the immediately subsequent sentence, is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties.  The Parties intend that the co-Development and co-Commercialization of Licensed Product in the U.S. gives rise to a partnership solely for U.S. federal (and to the extent applicable, state) income tax purposes, which shall be governed by the terms of Appendix K.  No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein.  There are no express or implied Third Party beneficiaries hereunder (except as set forth in Section 10.2 and except for Bluebird Indemnitees and Celgene Indemnitees for purposes of Section 16.7).

18.4Compliance with Law.  Each Party will perform or cause to be performed any and all of its obligations or the exercise of any and all of its rights hereunder in good scientific manner and in compliance with all applicable Law.  Without limiting the foregoing, Bluebird will comply with comply with all applicable Laws and regulations (including U.S. Foreign Corrupt Practices Act and any other applicable anti-bribery or anti-kickback laws or regulations).

18.5Force Majeure.  Neither Party will be liable to the other for failure of or delay in performing obligations set forth in this CCPS Agreement (other than any obligation to pay monies when due), and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of such Party; provided that the Party affected will promptly notify the other of the force majeure condition and will exert reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.

18.6Governing Law.  This CCPS Agreement will be governed by and construed in accordance with the Laws of the State of New York, without respect to its conflict of laws rules, provided that any dispute relating to the scope, validity, enforceability or infringement of any Patents or Know-How will be governed by, and construed and enforced in accordance with, the substantive laws of the jurisdiction in which such Patents or Know-How apply.

18.7Counterparts; Facsimiles.  This CCPS Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument.  Facsimile or PDF execution and delivery of this CCPS Agreement by either Party will constitute a legal, valid and binding execution and delivery of this CCPS Agreement by such Party.

18.8Headings.  All headings in this CCPS Agreement are for convenience only and will not affect the meaning of any provision hereof.

18.9Waiver of Rule of Construction.  Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this CCPS Agreement.

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Accordingly, the rule of construction that any ambiguity in this CCPS Agreement will be construed against the drafting Party will not apply.

18.10Interpretation.  Whenever any provision of this CCPS Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or ”includes without limitations”).  “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this CCPS Agreement as an entirety and not solely to the particular portion of this CCPS Agreement in which any such word is used.  All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural.  Unless otherwise provided, all references to Sections and Appendices in this CCPS Agreement are to Sections and Appendices of this CCPS Agreement.  References to any Sections include Sections and subsections that are part of the related Section (e.g., a section numbered “Section 2.1” would be part of “Section 2”, and references to “Section 2.1” would also refer to material contained in the subsection described as “Section 2.1(a)”).

18.11Binding Effect.  This CCPS Agreement will inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns.

18.12Assignment.  This CCPS Agreement may not be assigned by either Party, nor may either Party delegate its obligations or otherwise transfer licenses or other rights created by this CCPS Agreement, except as expressly permitted hereunder or otherwise without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned; provided that without consent (i) Celgene may assign this CCPS Agreement to (x) an Affiliate or (y) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets, and (ii) Bluebird may assign this CCPS Agreement to (x) an Affiliate or (y) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this CCPS Agreement; provided further that, except in the case where a Party is involved in a merger or consolidation where it is the surviving entity and no assets of such Party that are subject to this CCPS Agreement have been transferred as a result of such merger or consolidation, (a) such assigning Party provides the other Party to this CCPS Agreement with at least thirty (30) business days advance written notice of such assignment(s) and the assigning Party agrees in a written agreement delivered prior to such assignment(s) to the non-assigning Party (and upon which such non-assigning Party may rely) to remain fully liable for the performance of its obligations under this CCPS Agreement by its assignee(s), (b) the assignee(s) agree in a written agreement delivered prior to such assignment(s) to the non-assigning Party (and upon which such non-assigning Party may rely) to assume performance of all such assigned obligations, (c) in the case of any assignment(s) by Bluebird, all Bluebird Licensed IP licensed to Celgene under this CCPS Agreement will be transferred to such assignee(s) effective as of such assignment(s), (d) all of the matters referred to in clauses (a), (b) and (c), as applicable, will be set forth in documentation reasonably acceptable to the non-assigning Party prior to any such assignment(s) (and with such reasonable acceptance not to be unreasonably withheld, conditioned or delayed) and in all cases will provide the non-assigning Party with the full benefits of its rights under this CCPS Agreement (after taking into account all risks involving applicable counter-party performance and bankruptcy and insolvency

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risks, including those involving contractual rejection under 11 USC §365) as if no such assignment(s) had occurred, and (e) in the case of any assignment(s), the assigning Party will reimburse the non-assigning Party for all of the legal fees and expenses incurred by such non-assigning Party in connection with the matters set forth in clause (D) of this sentence in an aggregate amount not to exceed [***], and provided, further, that if Bluebird wishes to assign any Bluebird Licensed IP to its Affiliates, it will be permitted to do so conditioned on each such Affiliate becoming a party to this CCPS Agreement, in the form of an amendment to this CCPS Agreement executed by Celgene, Bluebird and such Affiliate, pursuant to which such Affiliate would agree to assume all obligations hereunder, and grant to Celgene all rights hereunder, with respect to the Bluebird Licensed IP.  The terms of this CCPS Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties.  Any purported assignment in violation of this Section 18.12 will be null and void ab initio.

18.13Notices.  All notices, requests, demands and other communications required or permitted to be given pursuant to this CCPS Agreement will be in writing and will be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the applicable address or facsimile number in Section 13.14 in the Master Collaboration Agreement.  Either Party may change its designated address and facsimile number by notice to the other Party in the manner provided in this Section 18.13.

18.14Amendment and Waiver.  This CCPS Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties; provided that any unilateral undertaking or waiver made by one Party in favor of the other will be enforceable if undertaken in a writing signed by the Party to be charged with the undertaking or waiver.  Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

18.15Severability.  In the event that any provision of this CCPS Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and the Parties will negotiate in good faith to modify this CCPS Agreement to preserve (to the extent possible) their original intent.

18.16Entire Agreement.  This CCPS Agreement, together with the Master Collaboration Agreement, is the sole agreement with respect to the subject matter and supersedes all other agreements and understandings between the Parties with respect to same (including Confidential Agreement).  In the event of any conflict between the terms of this CCPS Agreement and the terms of the Master Collaboration Agreement, the terms of this CCPS Agreement will control.

18.17Force Majeure.  Neither Celgene nor Bluebird will be liable for failure of or delay in performing obligations set forth in this CCPS Agreement (other than any obligation to pay monies when due), and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Celgene or Bluebird and without the fault or negligence of the Party so failing or delaying; provided that the Party affected will

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promptly notify the other of the force majeure condition and will exert reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.

18.18Celgene Parties.  The Parties hereby acknowledge and agree that (a) Celgene Corp is the party to this CCPS Agreement with respect to all rights and obligations under this CCPS Agreement in the United States, provided that with respect to payment obligations under this CCPS Agreement, Celgene Corp is the responsible party with respect to all such payment obligations; (b) Celgene Europe is the party to this CCPS Agreement with respect to all rights and obligations under this CCPS Agreement outside of the United States, provided that with respect to payment obligations under this CCPS Agreement, Celgene Europe is not a responsible party with respect to any such payment obligations; and (c) as between Bluebird, on the one hand, and Celgene Corp and Celgene Europe, on the other, Celgene Corp shall undertake all actions permitted or required to be taken by Celgene Corp and/or Celgene Europe.

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IN WITNESS WHEREOF, the Parties have caused this Co-Development, Co-Promote and Profit Share Agreement to be executed by their respective duly authorized officers as of the CCPS Agreement Effective Date.

bluebird bio, Inc.

By: /s/ Jason F. Cole
(Signature)

Name: Jason F. Cole

Title: Chief Legal Officer

Date: March 23, 2018

Celgene  Corporation

By: /s/ Peter Kellogg
(Signature)

Name: Peter Kellogg

Title: EVP and CFO

Date: March 23, 2018

Celgene European Investment Company LLC (CEICO)

By: /s/ Kevin Mello
(Signature)

Name: Kevin Mello

Title: Manager

Date: March 23, 2018

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CCPS Agreement

Appendix A

Additional Defined Terms

“Elected Candidate” means the following Optioned Candidate selected by Celgene under the Master Collaboration Agreement that specifically targets the Target Antigen: [***].

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Appendix B

Applicable New In-Licenses

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Appendix C

Applicable Pre-Existing In-Licenses

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Appendix D

Target Antigen

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Appendix E

Co-Co In-Licenses

[***].

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Appendix F

Profit & Loss Share

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Appendix G

Certain Patents within the Licensed IP Controlled

by Bluebird as of the CCPS Agreement Effective Date

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CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

[***]	[***]	[***]		[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
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[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
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[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
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CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

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CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

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CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

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CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

Appendix H

Bluebird Agreements

[***].

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

Appendix I

Certain Manufacturing Definitions

“Fully Burdened Manufacturing Costs” means costs to supply applicable therapeutic ingredients, finished products, related inputs and services (a) supplied by an unaffiliated Third Party or (b) manufactured directly by Bluebird; it being understood and agreed that (i) in the case of costs referred to in clause (a) of this sentence where an unaffiliated Third Party is the manufacturer, Fully Burdened Manufacturing Costs will equal [***], and (ii) in the case of costs referred to in clause (b) of this sentence where Bluebird is the manufacturer, Fully Burdened Manufacturing Costs will equal [***].

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

Appendix J

Manufacturing and Supply Agreement Terms

[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

Appendix K

Partnership Tax Matters

[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

Schedule 4.3(b)

Cost Allocation

[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

Schedule 5.6

Minimum Bluebird Sales Representative Qualifications

- BS in Business or Science; 5+ years sales experience in pharmaceutical/biotechnology industry with at least two years of related hematology/oncology sales strongly preferred (or proven success in medical field).

- May not be debarred or disqualified by the FDA (or subject to a similar sanction by any Regulatory Authority outside the United States), or the subject of an FDA debarment or disqualification investigation or proceeding (or similar proceeding by any Regulatory Authority outside the United States), or convicted, indicted or charged with any crime that would constitute grounds for FDA debarment or disqualification (or similar sanctions by any Regulatory Authority outside the United States).

- Proven track record that demonstrates top sales accomplishments.

- Demonstrated ability to understand and communicate technical clinical material clearly and effectively.

- Demonstrated ability to develop critical relationships with physicians, nurses and ancillary staff within academic hospitals, clinics, and private practice facilities.

- Demonstrated understanding of oncology therapeutic area, products and marketplace.

- Demonstrated knowledge of healthcare system processes including reimbursement.

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED

CCPS Agreement

Schedule 16.2

Exceptions to Bluebird’s Representations and Warranties in Section 16.2

[***]

CONFIDENTIAL TREATMENT REQUESTED BY BLUEBIRD BIO, INC.